==============================================================================
      As filed with the Securities and Exchange Commission on October 31, 2001
                                      Securities Act Registration No.
                                  Investment Company Registration No. 811-10503

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM N-2

                  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                                           Pre-Effective Amendment No. __ [ ]

                                           Post-Effective Amendment No. __ [ ]

                                   and/or

                        REGISTRATION STATEMENT UNDER

                     THE INVESTMENT COMPANY ACT OF 1940                    [X]

                              AMENDMENT No. 3                              [X]
                              ________________
                BlackRock New York Municipal 2018 Term Trust
      (Exact Name of Registrant as Specified In Declaration of Trust)

                            100 Bellevue Parkway
                         Wilmington, Delaware 19809
                  (Address of Principal Executive Offices)

                               (888) 825-2257
            (Registrant's Telephone Number, including Area Code)

                      Ralph L. Schlosstein, President
                BlackRock New York Municipal 2018 Term Trust
                              345 Park Avenue
                          New York, New York 10154
                  (Name and Address of Agent for Service)
                              ________________
                                 Copies to:

        Michael K. Hoffman, Esq.                [                         ]
Skadden, Arps, Slate, Meagher & Flom LLP        [                         ]
            Four Times Square                   [                         ]
        New York, New York 10036                [                         ]

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

===========================================================================================================
                                                          Proposed          Proposed
                                        Amount Being  Maximum Offering  Maximum Aggregate     Amount of
Title of Securities Being Registered     Registered    Price per Unit   Offering Price(1)  Registration Fee
-----------------------------------------------------------------------------------------------------------
Preferred Shares, $.001 par value        40 shares        $25,000           $1,000,000          $250(2)
===========================================================================================================

(1)  Estimated solely for the purpose of calculating the registration fee.
(2)  Previously paid.


The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.




                BlackRock New York Municipal 2018 Term Trust


                           CROSS REFERENCE SHEET


                             Part A--Prospectus

          Items in Part A of Form N-2                            Location in Prospectus
          ---------------------------                            ----------------------
Item 1.   Outside Front Cover                                Cover page
Item 2.   Inside Front and Outside Back Cover Page           Cover page
Item 3.   Fee Table and Synopsis                             Prospectus Summary
Item 4.   Financial Highlights                               Financial Highlights (unaudited)
Item 5.   Plan of Distribution                               Cover Page; Prospectus Summary;
                                                               Underwriting
Item 6.   Selling Shareholders                               Not Applicable
Item 7.   Use of Proceeds                                    Use of Proceeds; The Trust's
                                                               Investments
Item 8.   General Description of the Registrant              The Trust; The Trust's
                                                               Investments; Risks; Description
                                                               of Preferred Shares; Certain Provisions
                                                               in the Declaration of Trust
Item 9.   Management                                         Management of the Trust;
                                                               Custodian and Transfer
                                                               Agent; Auction Agent
Item 10. Capital Stock, Long-Term Debt, and                 Description of Preferred Shares;
           Other Securities                                   Description of Common Shares; Certain
                                                              Provisions in the Declaration of
                                                              Trust; Tax Matters
Item 11.  Defaults and Arrears on Senior Securities          Not Applicable
Item 12.  Legal Proceedings                                  Legal Opinions
Item 13.  Table of Contents of the Statement of
           Additional Information                            Table of Contents for the
                                                               Statement of Additional Information


                Part B--Statement of Additional Information
Item 14.  Cover Page                                         Cover Page
Item 15.  Table of Contents                                  Cover Page
Item 16.  General Information and History                    Not Applicable
Item 17.  Investment Objectives and Policies                 Investment Objectives and
                                                               Policies; Investment Policies and
                                                               Techniques; Portfolio Transactions
                                                               and Brokerage
Item 18.  Management                                         Management of the Trust; Portfolio
                                                               Transactions and Brokerage
Item 19.  Control Persons and Principal Holders of
          Securities                                         Management of the Trust
Item 20.  Investment Advisory and Other Services             Management of the Trust; Experts
Item 21.  Brokerage Allocation and Other Practices           Portfolio Transactions and Brokerage
Item 22.  Tax Status                                         Tax Matters
Item 23.  Financial Statements                               Report of Independent Auditors;
                                                               Financial Highlights (unaudited)


                         Part C--Other Information
Items 24-33 have been answered in Part C of this Registration Statement



PROSPECTUS
                                                                        [LOGO]
                                    $[      ]
                BlackRock New York Municipal 2018 Term Trust
              Auction Rate Municipal Preferred Shares ("AMPS")
                            ("Preferred Shares")
                           [ ] Shares, Series [ ]
                  Liquidation Preference $25,000 per share
                              ---------------

     Investment Objectives. BlackRock New York Municipal 2018 Term Trust (the "Trust") is a recently organized, non-diversified, closed-end management investment company. The Trust's investment objectives are:

    o to provide current income that is exempt from regular Federal and New York state and New York City personal income taxes; and
    o to return $15 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2018.

     Portfolio Contents. The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal and New York state and New York City personal income taxes. The Trust will invest in municipal bonds that, in the opinion of the Trust's investment advisor and sub-advisor, are underrated or undervalued. Under normal market conditions, the Trust expects to be fully invested in these tax-exempt municipal bonds. The Trust will invest at least 80% of its total assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investor Service, Inc. ("Moody's"), Standard & Poors Ratings Group ("S&P") or Fitch IBCA, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. The Trust may invest up to 20% of its total assets in municipal bonds that at the time of investment are rated Ba/BB or B by Moody's, S&P or Fitch or bonds that are unrated but judged to be of comparable quality by the Trust's investment advisor and sub-advisor. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." The Trust intends to actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average maturity of approximately 17 years under current market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten as the remaining term of the Trust shortens. The Trust cannot ensure that it will achieve its investment objective. Term Trust. The Trust seeks to return $15 per common share to common shareholders on or about December 31, 2018 (when the Trust will terminate) by actively managing its portfolio of municipal obligations which will have an average final maturity on or about such date and by retaining each year a percentage of its net investment income, but continuing to maintain its status as a regulated investment company for Federal income tax purposes. No assurance can be given that the Trust will achieve its investment objectives. Investing in the Preferred Shares involves risks that are described in the "Risks" section beginning on page [ ] of this prospectus. The minimum purchase amount of the Preferred Shares is $25,000. --------------- Per Share Total Public offering price $ $ Sales load $ $ Proceeds, before expenses, to the Trust $ $

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The underwriters are offering the Preferred Shares subject to various conditions. The underwriters expect to deliver the Preferred Shares to purchasers, in book-entry form, through the facilities of The Depository
Trust Company on or about [           ], 2001.

                              ---------------

                             [                ]

                              ---------------
             The date of this prospectus is [          ], 2001




     You should read the prospectus, which contains important information about the Trust, before deciding whether to invest in the Preferred Shares and retain it for future reference. A Statement of Additional Information, dated [ ], 2001, containing additional information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page [ ] of this prospectus, by calling (888) 825-2257 or by writing to the Trust, or obtain a copy (and other information regarding the Trust) from the Securities and Exchange Commission's web site (http://www.sec.gov).

     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     The Trust is offering [ ] shares of Series [ ] Auction Rate Municipal Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Trust's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "Aaa" from Moody's and "AAA" from S&P.

     The dividend rate for the initial dividend rate period will be [ ]% for Series [ ]. The initial rate period is from the date of issuance through [ ], 2001 for Series [ ]. For subsequent rate periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

     The Preferred Shares are redeemable, in whole or in part, at the option of the Trust on the second business day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated but unpaid dividends to date of the redemption, plus a premium in certain circumstances. The Trust intends to redeem all of the Preferred Shares no later than the last dividend payment date prior to December 31, 2018 (when the Trust will terminate).

     Preferred Shares are not listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Trust or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     Dividends on Preferred Shares, to the extent payable from tax-exempt income earned on the Trust's investments, will be exempt from regular Federal income tax in the hands of owners of such shares. All or a portion of the Trust's dividends may be subject to the Federal alternative minimum tax. The Trust is required to allocate net capital gains and other taxable income, if any, proportionately between common and preferred shares, including the Preferred Shares, based on the percentage of total dividends distributed to each class for that year. The Trust may at its election give notice of the amount of any income subject to Federal income tax to be included in a dividend on a Preferred Share in advance of the related auction. If no such notice is given, solely by reason of the fact that a taxable allocation was made retroactively as a result of a redemption of all or part of the Preferred Shares or the liquidation of the Trust, the Trust will be required to pay additional amounts to holders of Preferred Shares in order to adjust for their receipt of income subject to regular Federal income tax.



                             TABLE OF CONTENTS

                                                                        Page
Prospectus Summary......................................................   4
Financial Highlights (Unaudited)........................................   7
The Trust...............................................................   9
Use of Proceeds.........................................................   9
Capitalization (Unaudited)..............................................   9
Portfolio Composition...................................................  10
The Trust's Investments.................................................  10
Risks...................................................................  14
Management of the Trust.................................................  17
Description of Preferred Shares.........................................  19
The Auction.............................................................  26
Description of Common Shares............................................  29
Certain Provisions in the Agreement and Declaration of Trust............  29
Repurchase of Common Shares.............................................  31
Tax Matters.............................................................  31
Underwriting............................................................  32
Custodian and Transfer Agent; Auction Agent.............................  33
Legal Opinions..........................................................  33
Available Information...................................................  34
Table of Contents for the Statement of Additional Information...........  35
APPENDIX A Tax Equivalent Yield Table................................... A-1
                              ---------------

     You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of date of this prospectus. Our business, financial condition and prospects may have changed since that date.


                      PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third-party administrator).

     The Trust restricts access to non-public personal information about its shareholders to employees of the Trust's investment advisor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                             PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our Preferred Shares. You should read the more detailed information contained in this prospectus, the Statement of Additional Information and the Trust's Statement of Preferences of Auction Rate Municipal Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this prospectus shall have the meanings given to such terms in the Statement.


The Trust................................   BlackRock New York Municipal 2018 Term Trust is a
                                            recently organized, non-diversified, closed-end
                                            management investment company. The Trust will
                                            distribute substantially all of its net assets on
                                            or about December 31, 2018, when the Trust will
                                            terminate. Throughout the prospectus, we refer to
                                            BlackRock New York Municipal 2018 Term Trust
                                            simply as the "Trust" or as "we," "us" or "our."
                                            The Trust is designed to provide tax benefits to
                                            investors who are residents of New York. See "The
                                            Trust."  The Trust's common shares are traded on
                                            the New York Stock Exchange under the symbol
                                            "BLH".  See "Description of the Common Shares."
                                            As of [                     ], 2001, the Trust
                                            had [  ] common shares outstanding and net assets
                                            of $[      ].

Investment Objectives....................   The Trust's investment objectives are to provide
                                            current income exempt from regular Federal and
                                            New York State and New York City personal income
                                            taxes and to return $15 per common share (the
                                            initial offering price per common share) to holders
                                            of common shares on or about December 31, 2018. No
                                            assurance can be given that the Trust will achieve
                                            its investment objectives.

Investment Policies......................   The Trust will invest primarily in municipal
                                            bonds that pay interest that is exempt from
                                            regular Federal and New York State and New York
                                            City personal income taxes. The Trust will invest
                                            in municipal bonds that, in the opinion of
                                            BlackRock Advisors, Inc. ("BlackRock Advisors" or
                                            the "Advisor") and BlackRock Financial Management,
                                            Inc. ("BlackRock Financial Management" or the
                                            "Sub-Advisor") are underrated or undervalued.
                                            Underrated municipal bonds are those whose ratings
                                            do not, in the Advisor's or Sub-Advisor's opinion,
                                            reflect their true creditworthiness. Undervalued
                                            municipal bonds are bonds that, in the Advisor's or
                                            Sub-Advisor's opinion, are worth more than the
                                            value assigned to them in the marketplace. Under
                                            normal market conditions, the Trust expects to be
                                            fully invested in these tax-exempt municipal bonds.
                                            The Trust will invest at least 80% of its total
                                            assets in municipal bonds that at the time of
                                            investment are investment grade quality. Investment
                                            grade quality bonds are bonds rated within the four
                                            highest grades (Baa or BBB or better by Moody's,
                                            S&P or Fitch) or bonds that are unrated but judged
                                            to be of comparable quality by the Advisor and the
                                            Sub-Advisor. The Trust may invest up to 20% of its
                                            total assets in municipal bonds that at the time of
                                            investment are rated Ba/BB or B by Moody's, S&P or
                                            Fitch or bonds that are unrated but judged to be of
                                            comparable quality by the Advisor and the
                                            Sub-Advisor. Bonds of below investment grade
                                            quality are regarded as having predominately
                                            speculative characteristics with respect to the
                                            issuer's capacity to pay interest and repay
                                            principal, and are commonly referred to as "junk
                                            bonds." The Trust intends to actively manage the
                                            maturity of its bonds and expects bonds in its
                                            portfolio to have an initial dollar weighted
                                            average maturity of approximately 17 years under
                                            current market conditions. Over time, the dollar
                                            weighted average maturity of the Trust's Portfolio
                                            is expected to shorten as the remaining term of the
                                            Trust shortens. See "The Trust's Investments."

                                            The Trust seeks to return $15 per common share
                                            to holders of common shares on or about
                                            December 31, 2018 (when the Trust will
                                            terminate) by actively managing its portfolio
                                            of tax-exempt municipal obligations which will
                                            have an average final maturity on or about
                                            such date and by retaining each year a portion
                                            of its net investment income, but continuing
                                            to maintain its status as a regulated
                                            investment company for Federal income tax
                                            purposes.

Investment Advisor.......................   BlackRock Advisors will be the Trust's investment
                                            advisor and BlackRock Advisors' affiliate,
                                            BlackRock Financial Management, will provide
                                            certain day-to-day investment management services
                                            to the Trust. Throughout the prospectus, we
                                            sometimes refer to BlackRock Advisors and
                                            BlackRock Financial Management collectively as
                                            "BlackRock."

The Offering.............................   The Trust is offering [      ] shares of Series
                                            [    ] Preferred Shares at a purchase price of
                                            $25,000 per share. Preferred Shares are being
                                            offered by the underwriters listed under
                                            "Underwriting."  The Trust intends to redeem all
                                            of the Preferred Shares no later than the last
                                            dividend payment date prior to December 31, 2018
                                            (when the Trust will terminate).

Risk Factors Summary.....................   Risk is inherent in all investing. Therefore,
                                            before investing in the Preferred Shares you
                                            should consider certain risks carefully. The
                                            primary risks of investing in the Preferred
                                            Shares are:

                                            o    if an auction fails you may not be able
                                                 to sell some or all of your shares;

                                            o    because of the nature of the market for
                                                 Preferred Shares, you may receive less
                                                 than the price you paid for your shares
                                                 if you sell them outside of the auction,
                                                 especially when market interest rates are
                                                 rising;

                                            o    a rating agency could downgrade the
                                                 rating assigned to the Preferred Shares,
                                                 which could affect liquidity;

                                            o    the Trust may be forced to redeem your
                                                 shares to meet regulatory or rating
                                                 agency requirements or may voluntarily
                                                 redeem your shares in certain
                                                 circumstances;

                                            o    in extraordinary circumstances, the Trust
                                                 may not earn sufficient income from its
                                                 investments to pay dividends;

                                            o    if interest rates rise, the value of the
                                                 Trust's investment portfolio will decline,
                                                 reducing the asset coverage for the
                                                 Preferred Shares.  This risk is increased
                                                 during the early years of the Trust when it
                                                 will invest primarily in long-term bonds
                                                 which fluctuate more in price than
                                                 shorter-term bonds;

                                            o    if an issuer of a municipal bond in which
                                                 the Trust invests experiences financial
                                                 difficulty or defaults, there may be a
                                                 negative impact on the income and net
                                                 asset value of the Trust's portfolio;

                                            o    the Trust may invest up to 20% of its
                                                 total assets in securities that are below
                                                 investment grade quality which are
                                                 regarded as having predominately
                                                 speculative characteristics with respect
                                                 to the issuer's capacity to pay interest
                                                 and principal;

                                            o    The Trust is a non-diversified management
                                                 investment company and therefore may be
                                                 more susceptible to any single economic,
                                                 political or regulatory occurrence;

                                            o    the Trust's policy of investing primarily
                                                 in municipal obligations of issuers
                                                 located in New York makes the Trust more
                                                 susceptible to adverse economic,
                                                 political or regulatory occurrences
                                                 affecting those issuers. The New York
                                                 state economy has a comparatively large
                                                 share of the nation's finance, insurance,
                                                 transportation, communications and
                                                 services employment. To the extent that a
                                                 particular industry sector represents a
                                                 larger portion of the state's total
                                                 economy, the greater the impact that a
                                                 downturn in such sector is likely to have
                                                 on the state's economy. The combined
                                                 state and local taxes of residents of the
                                                 state of New York, and particularly of
                                                 residents of New York City, are among the
                                                 highest in the country, which may limit
                                                 the ability of the state and its
                                                 localities to raise additional revenue.
                                                 In addition, the combined state and local
                                                 debt per capita is above the national
                                                 average and debt services expenditures
                                                 have represented an increasing claim on
                                                 state and local budgets. For a discussion
                                                 of economic and other conditions in New
                                                 York, see "The Trust's
                                                 Investments-Municipal Bonds-Economic and
                                                 Other Conditions in New York." The
                                                 terrorist attack on the World Trade
                                                 Center on September 11, 2001 has
                                                 disrupted a number of businesses, caused
                                                 extensive property damage, is likely to
                                                 reduce travel, tourism and leisure
                                                 spending and has had and will have other
                                                 adverse impacts on New York City and the
                                                 State of New York. Additionally, many
                                                 businesses located in and around the
                                                 World Trade Center may locate to other
                                                 cities and other states. Therefore, New
                                                 York City and the State of New York is
                                                 likely to suffer a decrease in revenue
                                                 and an increase in expenditures related
                                                 to the attack; and

                                            o    as a result of the terrorist attacks on
                                                 the World Trade Center and the Pentagon
                                                 on September 11, 2001, some of the United
                                                 States securities markets were closed for
                                                 a four-day period. These terrorist
                                                 attacks and related events have led to
                                                 increased short-term market volatility
                                                 and may have long-term effects on United
                                                 States and world economies and markets. A
                                                 similar disruption of the financial
                                                 markets could impact interest rates,
                                                 auctions, secondary trading, ratings,
                                                 credit risk, inflation and other factors
                                                 relating to the securities.

                                            For additional risks of investing in the Trust, see
                                            "Risks" below.

Trading Market...........................   Preferred Shares are not listed on an exchange.
                                            Instead, you may buy or sell the Preferred Shares
                                            at an auction that normally is held weekly, by
                                            submitting orders to a broker-dealer that has
                                            entered into an agreement with the auction agent
                                            and the Trust (a "Broker-Dealer"), or to a
                                            broker-dealer that has entered into a separate
                                            agreement with a Broker-Dealer. In addition to
                                            the auctions, Broker-Dealers and other
                                            broker-dealers may maintain a secondary trading
                                            market in Preferred Shares outside of auctions,
                                            but may discontinue this activity at any time.
                                            There is no assurance that a secondary market
                                            will provide shareholders with liquidity. You may
                                            transfer shares outside of auctions only to or
                                            through a Broker-Dealer or a broker-dealer that
                                            has entered into a separate agreement with a
                                            Broker-Dealer.

                                            The table below shows the first auction date
                                            for the Preferred Shares and the day on which
                                            each subsequent auction will normally be held
                                            for the Preferred Shares. The first auction
                                            date for the Preferred Shares will be the
                                            business day before the dividend payment date
                                            for the initial rate period for each series of
                                            Preferred Shares. The start date for
                                            subsequent rate periods will normally be the
                                            business day following the auction date unless
                                            the then-current rate period is a special rate
                                            period or the first day of the subsequent rate
                                            period is not a business day.


                                               Series   First Auction Date*   Subsequent
                                               ------   -------------------   ----------
                                                 [ ]            [ ]               [ ]

                                            __________
                                            * All Dates are 2001.

Dividends and Rate Periods...............   The table below shows the dividend rate for the
                                            initial rate period on the Preferred Shares
                                            offered in this prospectus. For subsequent rate
                                            periods, Preferred Shares will pay dividends
                                            based on a rate set at auctions, normally held
                                            weekly. In most instances, dividends are also
                                            paid weekly, on the day following the end of the
                                            rate period. The rate set at auction will not
                                            exceed the maximum applicable rate. See
                                            "Description of Preferred Shares--Dividends and
                                            Dividend Periods."

                                            The table below also shows the date from which
                                            dividends on the Preferred Shares will
                                            accumulate at the initial rate, the dividend
                                            payment date for the initial rate period and
                                            the day on which dividends will normally be
                                            paid. If the day on which dividends otherwise
                                            would be paid is not a business day, then your
                                            dividends will be paid on the first business
                                            day that falls after that day.

                                            Finally, the table below shows the number of
                                            days of the initial rate period for the
                                            Preferred Shares. Subsequent rate periods
                                            generally will be seven days. The dividend
                                            payment date for special rate periods of more
                                            than seven days will be set out in the notice
                                            designating a special rate period. See
                                            "Description of Preferred Shares--Dividends
                                            and Dividend Periods--Designation of Special
                                            Dividend Periods."


                                                                                                            Number
                                                                                 Dividend                  of Days
                                                                    Date of      Payment      Subsequent     of
                                                        Initial   Accumulation   Date for     Dividend     Initial
                                                        Dividend  at Initial   Initial Rate    Payment       Rate
                                                        Rate      Rate*          Period*          Day       Period
                                                        --------  ------------ ------------   ----------   -------
                                           [ ].........   [  ]%      [   ]        [    ]         [   ]       [   ]


                                           * All Dates are 2001.

Special Tax Considerations...............   Because under normal circumstances the Trust will
                                            invest substantially all of its assets in
                                            municipal bonds that pay interest that is exempt
                                            form regular Federal income tax and New York State
                                            and New York City personal income taxes, the income
                                            you receive will ordinarily be exempt from Federal
                                            income tax and New York State and New York City
                                            personal income taxes. Your income may be subject
                                            to state and local taxes. All or a portion of the
                                            income from these bonds will be subject to the
                                            Federal alternative minimum tax, so Preferred
                                            Shares may not be a suitable investment if you are
                                            subject to this tax or would become subject to such
                                            tax by investing in Preferred Shares. Taxable
                                            income or gain earned by the Trust will be
                                            allocated proportionately to holders of Preferred
                                            Shares and common shares, based on the percentage
                                            of total dividends paid to each class for that
                                            year. Accordingly, certain specified Preferred
                                            Shares dividends may be subject to income tax on
                                            income or gains attributed to the Trust. The Trust
                                            may give notice before any applicable auction of
                                            the amount of any taxable income and gain included
                                            in a dividend to be distributed for the period
                                            relating to that auction. If no such notice is
                                            given, solely by reason of the fact that a taxable
                                            allocation was made retroactively as a result of a
                                            redemption of all or part of the AMPS or the
                                            liquidation of the Trust, the Trust will be
                                            required to pay additional amounts to holders of
                                            Preferred Shares in order to adjust for their
                                            receipt of income subject to regular federal income
                                            tax. See "Tax Matters" and "Description of
                                            Preferred Shares--Dividends and Dividend Periods."

Ratings..................................   The Preferred Shares are expected to be issued with
                                            a rating of "Aaa" from Moody's and "AAA" from S&P. In
                                            order to maintain this rating, the Trust must own
                                            portfolio securities of a sufficient value and
                                            with adequate credit quality to meet the rating
                                            agencies' guidelines. See "Description of
                                            Preferred Shares--Rating Agency Guidelines and
                                            Asset Coverage."

Redemption...............................   The Trust may be required to redeem shares if,
                                            for example, the Trust does not meet an asset
                                            coverage ratio required by law or to correct a
                                            failure to meet a rating agency guideline in a
                                            timely manner. The Trust voluntarily may redeem
                                            Preferred Shares under certain conditions. See
                                            "Description of Preferred Shares--Redemption" and
                                            "Description of Preferred Shares--Rating Agency
                                            Guidelines and Asset Coverage."

Liquidation Preference...................   The liquidation preference for shares of each
                                            series of Preferred Shares will be $25,000 per
                                            share plus accumulated but unpaid dividends. See
                                            "Description of Preferred Shares--Liquidation."

Voting Rights............................   The holders of preferred shares, including
                                            Preferred Shares, voting as a separate class,
                                            have the right to elect at least two trustees of
                                            the Trust at all times. Such holders also have
                                            the right to elect a majority of the trustees in
                                            the event that two years' dividends on the
                                            preferred shares are unpaid. In each case, the
                                            remaining trustees will be elected by holders of
                                            common shares and preferred shares, including
                                            Preferred Shares, voting together as a single
                                            class. The holders of preferred shares, including
                                            Preferred Shares, will vote as a separate class
                                            or classes on certain other matters as required
                                            under the Trust's Agreement and Declaration of
                                            Trust, as amended and restated, the Investment
                                            Company Act of 1940 (the "Investment Company
                                            Act") and Delaware law. See "Description of
                                            Preferred Shares--Voting Rights," and "Certain
                                            Provisions in the Agreement and Declaration of
                                            Trust."



                      FINANCIAL HIGHLIGHTS (Unaudited)

     Information contained in the table below shows the unaudited operating performance of the Trust from the commencement of the Trust's investment operations on October 30, 2001 through [ ], 2001. Since the Trust was recently organized and commenced investment operations on October 30, 2001, the table covers less than [ ] weeks of operations, during which a substantial portion of the Trust's portfolio was held in temporary investments pending investment in municipal securities that meet the Trust's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Trust's future operating performance.


                                                                     For the Period
                                                                      October 30,
                                                                          2001*
                                                                         Through
                                                                      [   ], 2001
                                                                     ---------------
Per Common Share Operating Performance:
Net asset value, beginning of period..............................     $     [    ]
                                                                     ---------------
Net investment income.............................................           [    ]
Net unrealized gain on investments................................           [    ]
                                                                     ---------------
Net increase from investment operations...........................           [    ]
                                                                     ---------------
Capital charge with respect to issuance of common shares .........           [    ]
                                                                     ---------------
Net asset value, end of period....................................     $     [    ]
Market value, end of period.......................................     $     [    ]
                                                                     ===============
Total Investment Return...........................................           [    ]%
                                                                     ===============
Ratios To Average Net Assets Of Common Shareholders:
Operating Expenses ...............................................           [    ]
Net investment income.............................................           [    ]
Supplemental Data:
Average net assets of common shareholders (000)...................     $     [    ]
Portfolio turnover................................................           [    ]%
     Net assets of common shareholders, end of period (000).......     $     [    ]

_________________
* Commencement of investment operations.

     The information above represents the unaudited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                                 THE TRUST

     The Trust is a recently organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Trust was organized as a Delaware business trust on September 7, 2001, pursuant to an Agreement and Declaration of Trust, as later amended and restated, governed by the laws of the State of Delaware. The Trust will distribute substantially all of its net assets on or about December 31, 2018, when the Trust is expected to terminate. On October 30, 2001, the Trust issued an aggregate of 3,500,000 common shares of beneficial interest, par value $.001 per share, pursuant to the initial public offering and commenced its investment operations. The Trust's common shares are traded on the New York Stock Exchange under the symbol "BLH". The Trust's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257. The Trust is designed to provide tax benefits to investors who are residents of New York for tax purposes.

     The following provides information about the Trust's outstanding shares as of October [ ], 2001.

                                                 Amount held by
                                                  the Trust or
                                     Amount            for           Amount
                 Title of Class    Authorized      its Account    Outstanding
                 --------------    ----------    --------------   -----------

Common                             Unlimited           0          3,500,000
Preferred                          Unlimited           0                  0
Series [    ]                       [      ]           0                  0


                              USE OF PROCEEDS

     The net proceeds of this offering will be approximately $_________ after payment of the estimated offering costs. The Trust will invest the net proceeds of the offering in accordance with the Trust's investment objectives and policies as stated below. We currently anticipate that the Trust will be able to invest substantially all of the net proceeds in municipal bonds that meet the Trust's investment objective and policies within approximately three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.


                         CAPITALIZATION (Unaudited)

     The following table sets forth the capitalization of the Trust as of [ ], 2001, and as adjusted to give effect to the issuance of the Preferred Shares offered hereby.


                                                                                       Actual       As Adjusted
                                                                                        -----       -----------
Shareholder's Equity:
     Preferred Shares, $.001 par value, $25,000 stated value per share, at
        liquidation value; unlimited shares authorized (no shares issued; [   ]
        shares issued, as adjusted).............................................     $[     ]        $[      ]

     Common shares, $.001 par value per share; unlimited shares authorized,
         3,500,000 shares outstanding...........................................      [     ]         [      ]
Paid-in surplus.................................................................      [     ]         [      ]
Balance of undistributed net investment income..................................      [     ]         [      ]
     Accumulated net realized gain/loss from investment transactions............      [     ]         [      ]
     Net unrealized appreciation/depreciation of investments....................      [     ]         [      ]
     Net assets.................................................................      [     ]         [      ]


* None of these outstanding shares are held by or for the account of the Trust.



                           PORTFOLIO COMPOSITION

     As of [ ], 2001, approximately [ ]% of the market value of the Trust's portfolio was invested in long-term municipal securities and approximately [ ]% of the market value of the Trust's portfolio was invested in short-term municipal securities. The following table sets forth certain information with respect to the composition of the Trust's investment portfolio as of [ ], 2001, based on the highest rating assigned.


                                                       Value
     Credit Rating                                     (000)          Percent
     AAA/Aaa*.....................................  $                      %
     AA/Aa   .....................................
     A/A     .....................................
     BBB/Baa .....................................
      BB/Ba
     Unrated+.....................................
     Short-Term...................................  __________       __________
           TOTAL...................................                     100%
                                                    ==========       ==========

---------------
* Includes securities that are backed by an escrow or trust containing sufficient U.S. Government Securities to ensure the timely payment of principal and interest.

+ Refers to securities that have not been rated by Moody's, S&P or Fitch, but that have been assessed by BlackRock as being of comparable credit quality to rated securities in which the Trust may invest. See "The Trust's Investments--Investment Objectives and Policies."


                          THE TRUST'S INVESTMENTS

Investment Objectives and Policies

     The Trust's investment objectives are to provide current income exempt from regular Federal and New York State and New York City personal income taxes and to return $15 per common share to holders of common shares on or about December 31, 2018. No assurance can be given that the Trust will achieve its investment objectives.

     The Trust will invest primarily in municipal bonds that pay interest that is exempt from regular Federal and New York State and New York City personal income taxes. Under normal market conditions, the Trust expects to be fully invested (at least 95% of its net assets) in tax-exempt municipal bonds and generally will invest at least 80% of its total assets in such tax-exempt municipal bonds. Under normal market conditions, the Trust will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or are unrated but judged to be of comparable quality by BlackRock. Municipal bonds rated Baa by Moody's are investment grade, but Moody's considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. The Trust may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, BlackRock may consider such factors as BlackRock's assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix A to the Statement of Additional Information contains a general description of Moody's, S&P's and Fitch's ratings of municipal bonds. See "Risks" below for a general description of the economic and credit characteristics of municipal issuers in New York. The Trust may also invest in securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular Federal income tax. Subject to the Trust's policy of investing at least 80% of its total assets in municipal bonds exempt from New York State and New York City personal income tax, the Trust may invest in securities that pay interest that is not exempt from New York State and New York City personal income tax when, in the judgment of BlackRock, the return to the shareholders after payment of applicable New York State and New York City personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from New York State and New York City personal income tax. See "--Other Investment Companies," "--Tax-Exempt Preferred Shares" and "--Initial Portfolio Composition."

     The Trust seeks to return $15 per common share to holders of common shares on or about December 31, 2018 (when the Trust will terminate) by actively managing its portfolio of tax-exempt municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continuing to maintain its status as a regulated investment company for Federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Trust's ability to return to investors $15 per common share outstanding upon the Trust's termination. Such retained net investment income will generally serve to increase the net asset value of the Trust. However, if the Trust realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Trust may return less than $15 for each common share outstanding at the end of the Trust's term. In addition, the leverage caused by the Trust's issuance of Preferred Shares may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, BlackRock believes that it will be able to manage the Trust's assets so that the Trust will not realize capital losses which are not offset by capital gains over the life of the Trust on the disposition of its other assets and retained net investment income. Although neither BlackRock nor the Trust can guarantee these results, their achievement should enable the Trust, on or about December 31, 2018, to have available for distribution to holders of its common shares $15 for each common share then outstanding.

     The Trust will invest in municipal bonds that, in BlackRock's opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in BlackRock's opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of BlackRock, are worth more than the value assigned to them in the marketplace. BlackRock may at times believe that bonds associated with a particular municipal market sector (for example, electrical utilities), or issued by a particular municipal issuer, are undervalued. BlackRock may purchase those bonds for the Trust's portfolio because they represent a market sector or issuer that BlackRock considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust's investment in underrated or undervalued municipal bonds will be based on BlackRock's belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

     The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust's income. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

     During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Trust's cash fully invested, the Trust may invest up to 100% of its net assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends may be subject to regular Federal and New York State and New York City personal income taxes.

     The Trust cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares and, once the Preferred Shares are issued, the Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class. A "majority of the outstanding" means
(1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See "Description of Shares--Preferred Shares--Voting Rights" and the Statement of Additional Information under "Description of Shares--Preferred Shares" for additional information with respect to the voting rights of holders of Preferred Shares.

Municipal Bonds

     General. Municipal bonds are either general obligation or revenue bonds and typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal bonds may also be issued for private activities, such as housing, medical and educational facility construction or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. The Trust also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Trust will only purchase municipal bonds representing lease obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     The municipal bonds in which the Trust will invest are generally issued by the State of New York, political subdivisions of the State, and authorities or other intermediaries of the State and such political subdivisions and pay interest that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by BlackRock to be reliable, is exempt from regular Federal and New York State and New York City personal income taxes. BlackRock will not conduct its own analysis of the tax status of the interest paid by municipal bonds held by the Trust. The Trust may also invest in municipal bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal and New York State and New York City personal income taxes. In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal and New York State and New York City personal income taxes and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all of such tax-exempt securities as municipal bonds.

     The yields on municipal bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

     The Trust will actively manage the maturity of its bonds and expects bonds in its portfolio to have an initial dollar weighted average maturity of approximately 17 years, but the initial weighted average maturity of obligations held by the Trust may be shortened, depending on market conditions. Over time, the dollar weighted average maturity of the Trust's portfolio is expected to shorten as the remaining term of the Trust shortens.

     Economic and Other Conditions in New York. Except during temporary periods, the Trust invests substantially all of its assets in New York municipal obligations. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal obligations. In addition, the specific New York municipal obligations in which the Trust invests are expected to change from time to time.

     The following information constitutes only a brief summary of some of the complex factors which may have an impact on the financial situation of issuers of New York municipal obligations, does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal obligations may be subject and is not applicable to "conduit" obligations, such as industrial development revenue bonds, with respect to which the public issuer itself has no financial responsibility. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific State of New York obligations, as well as from other publicly available documents. Such information has not been independently verified by the Trust and may not apply to all New York municipal obligations acquired by the Trust. Neither BlackRock nor the Trust assumes any responsibility for the completeness or accuracy of such information.

     Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal bonds. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

     The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York. There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of the Trust or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

     The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

     For more information, see "Investment Policies and Techniques--Factors Pertaining to New York" in the Statement of Additional Information.

When-Issued and Forward Commitment Securities

     The Trust may buy and sell municipal bonds on a when-issued basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. This type of transaction may involve an element of risk because no interest accrues on the bonds prior to settlement and, because bonds are subject to market fluctuations, the value of the bonds at the time of delivery may be less or more than cost. A separate account of the Trust will be established with its custodian consisting of cash, or other liquid securities having a market value at all times, at least equal to the amount of the commitment.

Other Investment Companies

     The Trust may invest up to 10% of its total assets in securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly. The Trust generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Trust receives the proceeds of the offering of its common shares or Preferred Shares, or during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market. As a shareholder in an investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. BlackRock will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Trust is subject. As described in this prospectus in the sections entitled "Risks" and "Preferred Shares and Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. Investment companies may have investment policies that differ from those of the Trust. In addition, to the extent the Trust invests in other investment companies, the Trust will be dependent upon the investment and research abilities of persons other than BlackRock. The Trust treats its investments in such open- or closed-end investment management companies as investments in municipal bonds.

Tax-Exempt Preferred Shares

     The Trust may also invest up to 10% of its total assets in preferred interests of other investment funds that pay dividends that are exempt from regular Federal income tax. A portion of such dividends may be capital gain distributions subject to Federal capital gains tax. Such funds in turn invest in municipal bonds and other assets that generally pay interest or make distributions that are exempt from regular Federal income tax, such as revenue bonds issued by state or local agencies to fund the development of low-income, multi-family housing. Investment in such tax-exempt preferred shares involves many of the same issues as investing in other open- or closed-end management investment companies as discussed above. These investments also have additional risks, including liquidity risk, the absence of regulation governing investment practices, capital structure and leverage, affiliated transactions and other matters, and concentration of investments in particular issuers or industries. The Trust will treat investments in tax-exempt preferred shares as investments in municipal bonds.

High Yield Securities

     The Trust may invest up to 20% of its total assets in securities rated below investment grade such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. These lower grade securities are commonly known as "junk bonds."Securities rated below investment grade are judged to have speculative characteristics with respect to the interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain of these securities or could result in lower prices than those used in calculating the Trust's net asset value.


                                   RISKS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

Interest Rate Risk

     Interest rate risk is the risk that bonds, and the Trust's net assets, will decline in value because of changes in interest rates. Generally, municipal bonds will decrease in value when interest rates rise and increase in value when interest rates decline. The value of longer-term bonds fluctuates more in response to changes in interest rates than does the value of shorter-term bonds. Because the Trust, in its early years, will primarily invest in long-term bonds, the value of the Trust's investment portfolio will fluctuate more in response to changes in market interest rates than if the Trust invested primarily in shorter-term bonds. The Trust issues Preferred Shares, which pay dividends based on short-term interest rates. The Trust then uses the proceeds from the sale of Preferred Shares to buy municipal bonds, which pay interest based on long-term rates. Both long-term and short-term interest rates may fluctuate. If short-term interest rates rise, the Preferred Shares dividend rates may rise so that the amount of dividends paid to holders of Preferred Shares exceeds the income from the portfolio securities purchased with the proceeds from the sale of Preferred Shares. Because income from the Trust's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay Preferred Share dividends, however, Preferred Share dividend rates would need to greatly exceed the yield on the Trust's portfolio before the Trust's ability to pay Preferred Share dividends would be impaired. If long-term rates rise, the value of the Trust's investment portfolio will decline, reducing the amount of assets serving as asset coverage for the Preferred Shares.

Auction Risk

     The dividend rate for the Preferred Shares normally is set through an auction process. In the auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The auction also provides liquidity for the sale of Preferred Shares. An auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an auction if the auction fails. Also, if you place hold orders (orders to retain Preferred Shares) at an auction only at a specified dividend rate, and that rate exceeds the rate set at the auction, you will not retain your Preferred Shares. Finally, if you buy shares or elect to retain shares without specifying a dividend rate below which you would not wish to buy or continue to hold those shares, you could receive a lower rate of return on your shares than the market rate. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

Secondary Market Risk

     If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Trust has designated a special rate period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Trust is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or the NASDAQ stock market. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction.

Ratings and Asset Coverage Risk

     While it is expected that Moody's will assign a rating of "Aaa" to the Preferred Shares and S&P will assign a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade Preferred Shares, which may make your shares less liquid at an auction or in the secondary market. If Moody's or S&P downgrades Preferred Shares, the Trust may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. The Trust may voluntarily redeem Preferred Shares under certain circumstances. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Trust must meet.

Credit Risk

     Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Trust's net asset value or dividends. The Trust may invest up to 20% of its total assets in municipal bonds that are rated Ba/BB or B by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by BlackRock. Bonds rated Ba/BB or B are regarded as having predominately speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and these bonds are commonly referred to as junk bonds. These securities are subject to a greater risk of default. The prices of these lower grade bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market values of lower grade securities tend to be more volatile than is the case for investment grade securities.

State Concentration Risk.

        Because the Trust primarily purchases municipal bonds issued by the State of New York or county or local government municipalities or their agencies, districts, political subdivisions or other entities, shareholders may be exposed to additional risks. In particular, the Trust is susceptible to political, economic or regulatory factors affecting issuers of New York municipal bonds. There can be no assurance that New York will not experience a decline in economic conditions or that the New York municipal bonds purchased by the Trust will not be affected by such a decline.

For a discussion of economic and other conditions in New York, see "The Trust's Investments--Municipal Bonds--Economic and Other Conditions in New York."

Municipal Bond Market Risk

     Investing in the municipal bond market involves certain risks. The amount of public information available about the municipal bonds in the Trust's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Trust may therefore be more dependent on the analytical abilities of BlackRock than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade bonds in which the Trust may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Trust's ability to sell its bonds at attractive prices.

     The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among Federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Trust could experience delays in collecting principal and interest and the Trust may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Trust may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Trust's operating expenses. Any income derived from the Trust's ownership or operation of such assets may not be tax-exempt.

Reinvestment Risk

     Reinvestment risk is the risk that income from the Trust's bond portfolio will decline if and when the Trust invests the proceeds from matured, traded, prepaid or called bonds at interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Trust's ability to pay dividends on the Preferred Shares. The Trust's income and distrbutions may decline over the term of the Trust as the dollar weighted average maturity of the Trust's portfolio securities shortens.

Inflation Risk

     Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on the Preferred Shares would increase, tending to offset this risk.

Economic Sector Risk

     The Trust may invest 25% or more of its total assets in municipal obligations of issuers in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities; municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; and industrial development or pollution control bonds issued for electrical utility systems, steel companies, paper companies or other purposes. This may make the Trust more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector. For example, health care related issuers are susceptible to Medicare, Medicaid and other third party payor reimbursement policies, and national and state health care legislation. As concentration increases, so does the potential for fluctuation in the value of the Trust's assets.

High Yield Risk

     Investing in high yield bonds involves additional risks, including credit risk. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers which may impair their ability to make interest and principal payments. Investments in lower grade securities will expose the Trust to greater risks than if the Trust owned only higher grade securities.

Non-Diversification

     The Trust has registered as a "non-diversified" investment company under the Investment Company Act. For Federal income tax purposes, the Trust, with respect to up to 50% of its total assets, will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent the Trust invests a relatively high percentage of its assets in the obligations of a limited number of issuers, the Trust may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Recent Developments

     As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the United States securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. A similar disruption of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the securities.


                          MANAGEMENT OF THE TRUST

Trustees and Officers

     The board of trustees is responsible for the overall management of the Trust, including supervision of the duties performed by BlackRock. There are eight trustees of the Trust. Two of the trustees are "interested persons" (as defined in the Investment Company Act). The name and business address of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth under "Management of the Trust" in the Statement of Additional Information.

Investment Advisor and Sub-Advisor

     BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management, Inc. acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management both are wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14, 2001.

     The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 25 funds. BlackRock has 18 leveraged municipal closed-end funds and six open-end municipal funds under management and approximately $17.6 billion in municipal assets firm-wide. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

     BlackRock Advisors, Inc. manages or managed fourteen other "term trusts." To date, four of these term trusts have reached their respective termination dates and have met their investment objective of returning the initial offering price per share as of their respective termination date. Past performance is no guarantee of future performance.

     Investment Philosophy. BlackRock's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to other sectors of the fixed income market.

     BlackRock uses a relative value strategy that evaluates the trade-off between risk and return to seek to achieve the Trust's investment objective of generating current income exempt from regular Federal and New York State and New York City personal income taxes. This strategy is combined with disciplined risk control techniques and applied in sector, sub-sector and individual security selection decisions. BlackRock's extensive personnel and technology resources are the key drivers of the investment philosophy.

     BlackRock's Municipal Bond Team. BlackRock uses a team approach to managing municipal portfolios. BlackRock believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

     BlackRock's municipal bond team includes five portfolio managers with an average experience of 14 years and five credit research analysts with an average experience of 11 years. Kevin M. Klingert, a managing director, senior portfolio manager and head of municipal bonds at BlackRock, leads the team, a position he has held since joining BlackRock in 1991. Mr. Klingert has over 17 years of experience in the municipal market.

Prior to joining BlackRock in 1991, Mr. Klingert was an Assistant Vice President at Merrill Lynch, Pierce, Fenner & Smith Incorporated, which he joined in 1985. The portfolio management team also includes Craig Kasap, James McGinley, F. Howard Downs and Anthony Pino. Mr. Kasap, CFA, has been a portfolio manager at BlackRock for over four years and is a member of BlackRock's Investment Strategy Group. Prior to joining BlackRock in 1997, Mr. Kasap spent the previous three years as a municipal bond trader with Keystone Investments Inc. in Boston where he was involved in formulating the firm's municipal bond investment strategies. Mr. McGinley has been a portfolio manager and a member of the Investment Strategy Group at BlackRock since 1999. Prior to joining BlackRock in 1999, Mr. McGinley was Vice President of Municipal Trading from 1996 to 1999 and Manager of the Municipal Strategy Group from 1995 to 1999 with Prudential Securities Incorporated. Mr. McGinley joined Prudential Securities Incorporated in 1993 as an Associate in Municipal Research. F. Howard Downs has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, Mr. Downs was a Vice President, Institutional Salesman and Sales Manager from 1990 to 1999 at William E. Simon & Sons Municipal Securities, Inc. Mr. Downs was one of the original employees of William E. Simon & Sons Municipal Securities, Inc., founded in 1990, and was responsible for sales of municipal bonds. Anthony Pino has been a portfolio manager since joining BlackRock in 1999. Prior to joining BlackRock in 1999, he was a Brokerage Coordinator at CPI Capital. From 1996 to 1999, Mr. Pino was an Assistant Vice President and trader in the Municipal Strategy Group at Prudential Securities Incorporated.

     BlackRock's municipal bond portfolio managers are responsible for over 70 municipal bond portfolios, valued at approximately $13 billion. Municipal mandates include the management of open- and closed-end mutual funds, municipal-only separate accounts or municipal allocations within larger institutional mandates. In addition BlackRock manages 14 municipal liquidity accounts valued at approximately $4.6 billion. Currently, the team manages 18 closed-end municipal funds with approximately $4.6 billion in managed assets as of September 30, 2001. Of the $4.6 billion in closed-end municipal funds, six of these funds are municipal term trusts valued at $2.8 billion and twelve are perpetual trusts valued at $1.8 billion.

     BlackRock's Investment Process. BlackRock has in-depth expertise in the fixed income market. BlackRock applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. BlackRock believes that it is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to access the combined experience and expertise of the entire portfolio management group at BlackRock.

     BlackRock's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. BlackRock believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, BlackRock thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

     In the municipal market, BlackRock believes one of the most important determinants of value is supply and demand. BlackRock's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating the supply and demand for sectors. BlackRock believes that the breadth and expertise of its municipal bond team allow it to anticipate issuance flows, forecast which sectors are likely to have the most supply and plan its investment strategy accordingly.

     BlackRock also believes that over the long-term, intense credit analysis will add incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan C. Heide, Ph.D., who has been, since 1999, Managing Director, Head of Municipal Credit Research and co-chair of BlackRock's Credit Committee. From 1995 to 1999, Dr. Heide was a Director and Head of Municipal Credit Research. Dr. Heide specializes in the credit analysis of municipal securities and as such chairs the monthly municipal bond presentation to the Credit Committee. In addition, Dr. Heide supervises the team of municipal bond analysts that assists with the ongoing surveillance of the $13 billion in municipal bonds managed by BlackRock.

     Prior to joining BlackRock as a Vice President and Head of Municipal Credit Research in 1993, Dr. Heide was Director of Research and a portfolio manager at OFFITBANK. For eight years prior to this assignment (1984 to 1992), Dr. Heide was with American Express Company's Investment Division where she was the Vice President of Credit Research, responsible for assessing the creditworthiness of $6 billion in municipal securities. Dr. Heide began her investment career in 1983 at Moody's Investors Service, Inc. where she was a municipal bond analyst.

     Dr. Heide initiated the Disclosure Task Force of the National Federation of Municipal Analysts in 1988 and was co-chairperson of this committee from its inception through the completion of the Disclosure Handbook for Municipal Securities--1992 Update, published in January 1993. Dr. Heide has authored a number of articles on municipal finance and edited The Handbook of Municipal Bonds published in the fall of 1994. Dr. Heide was selected by the Bond Buyer as a first team All-American Municipal Analyst in 1990.

     BlackRock's approach to credit risk incorporates a combination of sector-based, top-down macro-analysis of industry sectors to determine relative weightings with a name-specific (issuer-specific), bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. BlackRock's analytical process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of BlackRock's municipal process.

Investment Management Agreement

     Pursuant to an investment management agreement between BlackRock Advisors and the Trust, the Trust has agreed to pay for the investment advisory services and facilities provided by BlackRock Advisors a fee payable monthly in arrears at an annual rate equal to 0.40% of the average weekly value of the Trust's Managed Assets (the "management fee"). The Trust will also reimburse BlackRock Advisors for expenses BlackRock Advisors incurs in connection with performing administrative services for the Trust. In addition, with the approval of the board of trustees, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Trust operations (other than the provision of services required under the investment management agreement) of all personnel employed by BlackRock Advisors who devote substantial time to Trust operations or the operations of other investment companies advised by the Advisor may be reimbursed to BlackRock Advisors. Managed Assets are the total assets of the Trust, which includes any proceeds from the Preferred Shares, minus the sum of accrued liabilities (other than indebtedness attributable to leverage). This means that during periods in which the Trust is using leverage, the fee paid to BlackRock Advisors will be higher than if the Trust did not use leverage because the fee is calculated as a percentage of the Trust's Managed Assets, which include those assets purchased with leverage.

     In addition to the management fee of BlackRock Advisors, the Trust pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with BlackRock Advisors), custodian, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.


                      DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences (the "Statement") attached as Appendix A to the Statement of Additional Information.

General

     The Trust's Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of preferred shares, par value $.001 per share, in one or more classes or series with rights as determined by the board of trustees without the approval of common shareholders. The Statement currently authorizes the issuance of [ ] Preferred Shares, Series [ ]. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The Trust intends to redeem all of the Preferred Shares no later than the last dividend payment date prior to December 31, 2018 (when the Trust will terminate).

     The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Trust as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters that Preferred Shares can be voted. Preferred Shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or cumulative voting rights.

Dividends and Rate Periods

     The following is a general description of dividends and Rate Periods.

     Rate Periods. The Initial Rate Period for Series [   ] Preferred Shares
will be [   ] days.

     Any subsequent Rate Periods of shares of the Preferred Shares will generally be seven days. The Trust, subject to certain conditions, may change the length of Subsequent Rate Periods designating them as Special Rate Periods. See "--Designation of Special Dividend Periods" below.

     Dividend Payment Dates. Dividends on the Preferred Shares will be payable, when as and if declared by the board of trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law. Dividends are scheduled to be paid as follows:

                                                   Subsequent Dividend
     Series                 Initial Dividend          Payment Dates
                             Payment Date                on Each
     [    ]                  [     ], 2001              [         ]

If dividends are payable on a day that is not a Business Day, then dividends will be payable on the next business day. In addition, the Trust may specify different Dividend Payment Dates for any Special Rate Period of more than 28 Rate Period Days.

     Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Trust in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Trust that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

     Calculation of Dividend Payment. The Trust computes the dividends per share payable on shares of a series of Preferred Shares by multiplying the applicable rate for shares of such series in effect by a fraction. The numerator of this fraction will normally be seven (i.e., the number of days in the Dividend Period) and the denominator will normally be 365 if such Rate Period consists of seven days and 360 for all other Rate Periods. In either case, this rate is then multiplied by $25,000 to arrive at dividends per share.

     Dividends on shares of each series of Preferred Shares will accumulate from the date of their original issue. For each dividend payment period after the initial dividend period, the dividend rate will be the dividend rate determined at auction, except that the dividend rate that results from an auction will not be greater than the maximum applicable rate described below.

     The maximum applicable rate for any rate period for a series of Preferred Shares will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the reference rate (set forth in the Reference Rate Table below) for the applicable rate period. The applicable percentage for a series of Preferred Shares is determined on the day that a notice of a special dividend period is delivered if the notice specifies a maximum applicable rate for a special dividend period. If Moody's or S&P or both shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute rating agency. If the Trust has provided notification to the auction agent prior to an auction establishing the applicable rate for a dividend period that net capital gains or other taxable income will be included in the dividend determined at such auction, the applicable percentage will be derived from the column captioned "Applicable Percentage: Notification" in the Applicable Percentage Table below:

                        Applicable Percentage Table

         Credit Ratings                      Applicable Percentage Table
--------------------------------       --------------------------------------
                                          Applicable            Applicable
                                          Percentage:           Percentage:
    Moody's              S&P            No Notification        Notification
"aa3" or higher    AA- or higher             110%                  150%
"a3" to "a1"       A- to A+                  125%                  160%
"baa3" to "baa1"   BBB- to BBB+              150%                  250%
"ba3" to "ba1"     BB- to BB+                200%                  275%
Below "Ba3"        Below BB-                 250%                  300%

     The reference rate used to determine the maximum applicable rate generally varies depending on the length of the applicable rate period, as set forth in the Reference Rate Table below:


                            Reference Rate Table
     ---------------------------------------------------------------------
      Rate Period                               Reference Rate
      -----------                               --------------
     28 days or less                  Greater of:
                                      o "AA" Composite
                                        Commercial Paper Rate
                                      o Taxable Equivalent of the
                                        Short-Term Municipal Bond Rate
     29 days to 182 days              "AA" Composite Commercial Paper Rate
     183 days to 364 days             Treasury Bill Rate
     365 days or more                 Treasury Note Rate



     The "AA Composite Commercial Paper Rate" is as set forth in the table set forth below:

                 AA Composite Commercial Paper Rate Table.

   Rate Period      Special Rate Period               AA Composite
---------------    --------------------    ------------------------------------
                                                  Commercial Paper Rate*
                                           ------------------------------------
   days or less    48 days or fewer        30-day rate
                   49 days to 69 days      60-day rate
                   70 days to 84 days      Average of 60-day and 90-day rate
                   85 days to 98 days      90-day rates
                   99 days to 119 days     Average of 90-day and 120-day rates
                   120 Days to 140 days    120-day rate
                   141 days to 161 days    Average of 120-day and 180-day rates
                   162 days to 182 days    180-day rate
____________
*  Rates stated on a discount basis

     If the Federal Reserve Bank of New York does not make available any such rate, the rate shall be the average rate quoted on a discount basis by commercial paper dealers to the Auction Agent at the close of business on the business day next preceding such date. If any commercial paper dealer does not quote a rate, the rate shall be determined by quotes provided by the remaining commercial paper dealers.

     "Taxable Equivalent of the Short-Term Municipal Bond Rate" means 90% of an amount equal to the per annum rate payable on taxable bonds in order for such rate, on an after-tax basis, to equal the per annum rate payable on tax-exempt bonds issued by "high grade" issuers as determined in accordance with the procedures set forth in the Statement.

     Prior to each dividend payment date, the Trust is required to deposit with the auction agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Trust does not intend to establish any reserves for the payment of dividends.

     If an auction for any series of Preferred Shares is not held when scheduled for any reason, the dividend rate for the corresponding rate period will be the maximum applicable rate on the date the auction was scheduled to be held.

     Additional Dividends. Under Federal income tax rules applicable to the Trust, the Trust may, in certain circumstances, allocate net capital gains or other taxable income to a dividend paid on Preferred Shares after the dividend has been paid (a "Retroactive Taxable Allocation"). If the Trust makes a Retroactive Taxable Allocation on the Preferred Shares without giving advance notice thereof as described under "The Auction--Auction Proceeds", the Trust will, solely by reason of the fact that such allocation was made retroactively as a result of a redemption of all or a portion of the Preferred Shares or liquidation of the Fund, pay to the holders of Preferred Shares, out of funds legally available therefore, an additional dividend. The additional dividend will be in an amount equal to the amount of taxes paid by a holder of Preferred Shares on the Retroactive Taxable Allocation, provided that the additional dividend will be calculated:

     o   without consideration being given to the time value of money;

     o assuming that no holder of Preferred Shares is subject to the Federal alternative minimum tax with respect to dividends received from the Trust; and

     o assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of Preferred Shares at the maximum marginal combined regular Federal and New York State and New York City personal income tax rate applicable to individuals or corporations, whichever is greater, in effect during the fiscal year in question.

     Although the Trust generally intends to designate any additional dividend as an exempt-interest dividend to the extent permitted by applicable law, it is possible that all or a portion of any additional dividend will be taxable to the recipient thereof. See "Taxes." The Trust will not pay a further additional dividend with respect to any taxable portion of an additional dividend.

     The Trust will, within 90 days (and generally within 60 days) after the end of its fiscal year for which a Retroactive Taxable Allocation is made, provide notice thereof to the auction agent. The Trust will pay, out of legally available funds, any additional dividend due on all Retroactive Taxable Allocations made during the fiscal year in question, within 30 days after such notice is given to the auction agent.

     Restrictions on Dividends and Other Distributions. While the Preferred Shares are outstanding, the Trust generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares. In addition, the Trust may not call for redemption or redeem any of its common shares. However, the Trust is not confined by the above restrictions if:

     o immediately after such transaction, the Discounted Value of the Trust's portfolio would be equal to or greater than the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage (see "--Rating Agency Guidelines and Asset Coverage" below);

     o full cumulative dividends on each series of Preferred Shares due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient funds for the payment thereof deposited with the auction agent;

     o any additional dividend required to be paid on or before the date of such transaction has been paid; and

     o the Trust has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

     The Trust generally will not declare, pay or set apart for payment any dividend on any class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Trust has declared and paid or contemporaneously declares and pays full cumulative dividends on each series of the Preferred Shares through its most recent dividend payment date. However, when the Trust has not paid dividends in full upon the shares of each series of Preferred Shares through the most recent dividend payment date or upon any other class or series of shares of the Trust ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

     Designation of Special Rate Periods. The Trust may, at its sole option, declare a special rate period of shares of a particular series of Preferred Shares. To declare a special rate period, the Trust will give notice (a "request for special dividend period") to the auction agent and to each Broker-Dealer. The notice will request that the next succeeding rate period for the series of Preferred Shares be a number of days (other than seven) evenly divisible by seven as specified in such notice and not more than 1,820 days long. The Trust may not request a special rate period unless sufficient clearing bids for shares of such series were made in the most recent auction.

Redemption

     Mandatory Redemption. The Trust is required to maintain (a) a Discounted Value of eligible portfolio securities equal to the Preferred Shares Basic Maintenance Amount and (b) the Investment Company Act Preferred Shares Asset Coverage. Eligible portfolio securities for these purposes will be determined from time to time by the rating agencies then rating the Preferred Shares. If the Trust fails to maintain such asset coverage amounts and does not timely cure such failure in accordance with the requirements of the rating agency that rates the Preferred Shares, the Trust must redeem all or a portion of the Preferred Shares. This mandatory redemption will take place on a date that the board of trustees specifies out of legally available funds in accordance with the Agreement and Declaration of Trust, as amended and restated, the Statement and applicable law, at the redemption price of $25,000 per share plus accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. The number of Preferred Shares that must be redeemed in order to cure such failure will be allocated pro rata among the outstanding Preferred Shares of the Trust. The mandatory redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the Investment Company Act Preferred Shares Asset Coverage, as the case may be.

     Optional Redemption. The Trust, at its option, may redeem the shares of each series of Preferred Shares, in whole or in part, out of funds legally available therefore. Any optional redemption will occur on the second business day prior to any dividend payment date at the optional redemption price per share of $25,000 per share plus an amount equal to accumulated but unpaid dividends to the date fixed for redemption plus the premium, if any, specified in a special redemption provision. No shares of a series of Preferred Shares may be redeemed if the redemption would cause the Trust to violate the Investment Company Act or applicable law. In addition, holders of a series of Preferred Shares may be entitled to receive additional dividends if the redemption causes the Trust to make a Retroactive Taxable Allocation without having given advance notice to the auction agent. Shares of a series of Preferred Shares may not be redeemed in part if fewer than 300 Shares would remain outstanding after the redemption. The Trust has the authority to redeem the series of Preferred Shares for any reason. The Trust intends to redeem all of the Preferred Shares no later than the last dividend payment date prior to December 31, 2018 (when the Trust will terminate).

Liquidation

     If the Trust is liquidated, the holders of any series of outstanding Preferred Shares will receive the liquidation preference on such series, plus all accumulated but unpaid dividends, plus any applicable additional dividends payable before any payment is made to the common shares. The holders of Preferred Shares will be entitled to receive these amounts from the assets of the Trust available for distribution to its shareholders. In addition, the rights of holders of Preferred Shares to receive these amounts are subject to the rights of holders of any series or class of shares, including other series of preferred shares, ranking on a parity with the Preferred Shares with respect to the distribution of assets upon liquidation of the Trust. After the payment to the holders of Preferred Shares of the full preferential amounts as described, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Trust.

     For purpose of the foregoing paragraph, a voluntary or involuntary liquidation of the Trust does not include:

     o the sale of all or substantially all the property or business of the Trust;

     o the merger or consolidation of the Trust into or with any other business trust or corporation; or

     o the merger or consolidation of any other business trust or corporation into or with the Trust.

Rating Agency Guidelines and Asset Coverage

     The Trust is required under guidelines of Moody's and S&P to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and S&P have each established separate guidelines for calculating Discounted Value. To the extent any particular portfolio holding does not satisfy a rating agency's guidelines, all or a portion of the holding's value will not be included in the rating agency's calculation of Discounted Value. The Moody's and S&P guidelines do not impose any limitations on the percentage of the Trust's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio. The amount of ineligible assets included in the Trust's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of the Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Trust.

     The Trust is also required under the Investment Company Act to maintain asset coverage of at least 200% with respect to senior securities which are equity shares, including the Preferred Shares ("Investment Company Act Preferred Shares Asset Coverage"). The Trust's Investment Company Act Preferred Shares Asset Coverage is tested as of the last business day of each month in which any senior equity securities are outstanding. The minimum required Investment Act Preferred Shares Asset Coverage amount of 200% may be increased or decreased if the Investment Company Act is amended. Based on the composition of the portfolio of the Trust and market conditions as of [ ], 2001, the Investment Company Act Preferred Shares Asset Coverage with respect to all of the Trust's preferred shares, assuming the issuance on that date of all Preferred Shares offered hereby and giving effect to the deduction of related sales load and related offering costs estimated at $[ ], would have been computed as follows:

Value of Trust assets less liabilities not constituting senior securities =  $[    ]   =  [   ]%
-------------------------------------------------------------------------    ---------
Senior securities representing indebtedness plus liquidation value           $[    ]
of the preferred shares

     In the event the Trust does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the Investment Company Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Trust will be required to redeem Preferred Shares as described under "--Redemption--Mandatory Redemption" above.

     The Trust may, but is not required to, adopt any modifications to the guidelines that may be established by Moody's or S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The board of trustees may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Trust pursuant to the rating agency guidelines in the event the Trust receives written confirmation from Moody's or S&P, as the case may be, that any such amendment, alteration or repeal would not impair the rating then assigned to the Preferred Shares.

     As recently described by Moody's and S&P, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Preferred Shares is not a recommendation to purchase, hold or sell those shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise. The rating is based on current information furnished to Moody's and S&P by the Trust and the Advisor and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The common shares have not been rated by a nationally recognized statistical rating organization.

     The rating agency's guidelines will apply to the Preferred Shares only so long as the rating agency is rating the shares. The Trust will pay certain fees to Moody's and S&P for rating the Preferred Shares.

Voting Rights

     Except as otherwise provided in this prospectus and in the Statement of Additional Information or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of common shares and any other preferred shares (one vote per share) and will vote together with holders of common shares and any preferred shares as a single class.

     Holders of outstanding preferred shares, including Preferred Shares, voting as a separate class, are entitled to elect two of the Trust's trustees. The remaining trustees are elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding preferred shares, including Preferred Shares, are due and unpaid in an amount equal to two full years of dividends, and sufficient cash or specified securities have not been deposited with the auction agent for the payment of such dividends, then, the sole remedy of holders of outstanding preferred shares, including Preferred Shares, is that the number of trustees constituting the Board will be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of preferred shares including Preferred Shares as described above, would constitute a majority of the Board. The holders of preferred shares, including Preferred Shares, will be entitled to elect that smallest number of additional trustees at a special meeting of shareholders held as soon as possible and at all subsequent meetings at which trustees are to be elected. The terms of office of the persons who are trustees at the time of that election will continue. If the Trust thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding preferred shares, including Preferred Shares, the special voting rights stated above will cease, and the terms of office of the additional trustees elected by the holders of preferred shares, including Preferred Shares, will automatically terminate.

     As long as any Preferred Shares are outstanding, the Trust will not, without the affirmative vote or consent of the holders of at least a majority of the Preferred Shares outstanding at the time (voting together as a separate class):

          (a) authorize, create or issue, or increase the authorized or issued amount of, any class or series of stock ranking prior to or on a parity with the Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, or increase the authorized amount of the Preferred Shares or any other preferred shares, unless, in the case of shares of preferred stock on parity with the Preferred Shares, the Trust obtains written confirmation from Moody's (if Moody's is then rating preferred shares), S&P (if S&P is then rating preferred shares) or any substitute rating agency (if any such substitute rating agency is then rating preferred shares) that the issuance of a class or series would not impair the rating then assigned by such rating agency to the Preferred Shares and the Trust continues to comply with Section 13 of the Investment Company Act, the Investment Company Act Preferred Shares Asset Coverage requirements and the Preferred Shares Basic Maintenance Amount requirements, in which case the vote or consent of the holders of the Preferred Shares is not required;

          (b) amend, alter or repeal the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, by merger, consolidation or otherwise, so as to adversely affect any preference, right or power of the Preferred Shares or holders of Preferred Shares; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of Preferred Shares will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the holders of Preferred Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Preferred Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the Preferred Shares and such issuance would, at the time thereof, cause the Trust not to satisfy the Investment Company Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount.

          (c) authorize the Trust's conversion from a closed-end to an open-end investment company; or

          (d) amend the provisions of the Agreement and Declaration of Trust, as amended and restated, or the Statement, which provide for the classification of the board of directors of the Trust into three classes, each with a term of office of three years with only one class of directors standing for election in any year.

     So long as any shares of the Preferred Shares are outstanding, the Trust shall not, without the affirmative vote or consent of the Holders of at least 662/3% of the Preferred Shares outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Trust is solvent and does not foresee becoming insolvent.

     To the extent permitted under the Investment Company Act, the Trust will not approve any of the actions set forth in (a) or (b) above which adversely affects the rights expressly set forth in the Agreement and Declaration of Trust, as amended and restated, or the Statement, of a holder of shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred shares without the affirmative vote or consent of the holders of at least a majority of the shares of each series adversely affected. Unless a higher percentage is provided for under the Agreement and Declaration of Trust, as amended and restated, or the Statement, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act. However, to the extent permitted by the Agreement and Declaration of Trust, as amended and restated, or the Statement, no vote of holders of common shares, either separately or together with holders of preferred shares as a single class, is necessary to take the actions contemplated by (a) and (b) above. The holders of common shares will not be entitled to vote in respect of such matters, unless, in the case of the actions contemplated by (b) above, the action would adversely affect the contract rights of the holders of common shares expressly set forth in the Trust's Agreement and Declaration of Trust, as amended and restated.

      The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares have been (i) redeemed or (ii) called for redemption and sufficient funds have been deposited in trust to effect such redemption.


                                THE AUCTION

General

     The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the shares of each series of Preferred Shares for each rate period after the initial rate period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell shares of a series of Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

     Auction Agency Agreement. The Trust will enter into an auction agency agreement with the auction agent (currently, [ ]) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for shares of each series of Preferred Shares, so long as the applicable rate for shares of such series of Preferred Shares is to be based on the results of an auction.

     The auction agent may terminate the auction agency agreement upon 60 days notice to the Trust. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that, prior to removal, the Trust has entered into a replacement agreement with a successor auction agent.

     Broker-Dealer Agreements. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Trust, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     The auction agent will pay to each Broker-Dealer after each auction, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction before a rate period of 364 days or less, or a percentage agreed to by the Trust and the Broker-Dealers, in the case of any auction before a rate period of 365 days or longer, of the purchase price of Preferred Shares placed by a Broker-Dealer at the auction.

     The Trust may request the auction agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after termination of the agreement.

Auction Procedures

     Prior to the submission deadline on each auction date for shares of a series of Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of such series of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer.

          1. Hold order--indicating its desire to hold shares of such series without regard to the applicable rate for the next dividend period.

          2. Bid--indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

          3. Sell order--indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

     A beneficial owner may submit different types of orders to its Broker-Dealer with respect to shares of a series of Preferred Shares then held by the beneficial owner. A beneficial owner for shares of such series that submits its bid with respect to shares of such series to its Broker-Dealer having a rate higher than the maximum applicable rate for shares of such series on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner of shares of such series that fails to submit an order to its Broker-Dealer with respect to such shares will ordinarily be deemed to have submitted a hold order with respect to such shares of such series to its Broker-Dealer. However, if a beneficial owner of shares of such series fails to submit an order with respect to such shares of such series to its Broker-Dealer for an auction relating to a dividend period of more than 28 days such beneficial owner will be deemed to have submitted a sell order to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of a series of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder of shares of such series specifying a rate higher than the maximum applicable rate for shares of such series on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Trust) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential holders. However, neither the Trust nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Trust.

     There are sufficient clearing bids for shares of a series in an auction if the number of shares of such series subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum applicable rate for such series is at least equal to or exceeds the sum of the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum applicable rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids for shares of a series, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

     If there are not sufficient clearing bids for shares of such series, the applicable rate for the next dividend period will be the maximum applicable rate for shares of such series on the auction date. If this happens, beneficial owners of shares of such series that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares of such series subject to such sell orders. If all of the outstanding shares of such series are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period for such series. The applicable rate for the next dividend period will then be:

     o (i) if the applicable rate period is less than 183 days, the "AA" Composite Commercial Paper Rate, (ii) if the applicable rate period is more than 182 days but fewer than 365 days, the Treasury Bill Rate, and (iii) if the applicable rate period is more than 364 days, the Treasury Note Rate (the applicable rate being referred to as the "Benchmark Rate"); multiplied by

     o 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

If the applicable rate period is less than 183 days and the Kenny Index is less than amount determined above for a rate period of less than 183 days, then the applicable rate for an all hold period will be the rate equal to the Kenny Index.

     The "Kenny Index" is the Kenny S&P 30 day High Grade Index or any successor index.

     The "Treasury Bill Rate" is either (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.

     The "Treasury Note Rate" is on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the business day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the business day immediately preceding such date obtained by the Auction Agent.

     If all the shares of a series are subject to hold orders and the Trust has notified the Auction Agent of its intent to allocate to a series of Preferred Shares any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the applicable rate for the series of Preferred Shares for the applicable rate period will be (i) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the amount determined pursuant to the two bullet points above, and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.

     The "Taxable Yield Rate" is the rate determined by (i) dividing the amount of Taxable Income available for distribution on each Preferred Share in the affected series by the number of days in the Dividend Period in respect of which the Taxable Income is contemplate to be distributed, (ii) multiplying the amount determined in (i) by 365 (in the case of a Dividend Period of 7 days) or 360 (in the case of any other Dividend Period), and
(iii) dividing the amount determined in (ii) by $25,000.

     The auction procedure includes a pro rata allocation of shares for purchase and sale, which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of shares of a series of Preferred Shares that is different than the number of shares of such series specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate pro rata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their Agent Members in same-day funds to DTC against delivery to their respective Agent Members. DTC will make payment to the sellers' Agent Members in accordance with DTC's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

     The auctions for Series [  ] will normally be held every [  ], and each
subsequent dividend period will normally begin on the following [    ].

     Whenever the Trust intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on Preferred Shares, the Trust may notify the auction agent of the amount to be so included not later than the dividend payment date before the auction date. Whenever, the auction agent receives such notice from the Trust, it will be required in turn to notify each Broker-Dealer, who, on or prior to such auction date, will be required to notify its customers who are beneficial owners and potential holders believed by it to be interested in submitting an order in the auction to be held on such auction date. In the event of such notice, the Trust will not be required to pay an Additional Dividend with respect to such dividend.

Secondary Market Trading and Transfers of Preferred Shares

     The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance than any secondary trading market in Preferred Shares will provide owners with liquidity of investment. The Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market.

     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

     o pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     o   to a Broker-Dealer; or

     o   to such other persons as may be permitted by the Trust;

provided, however, that

o a sale, transfer or other disposition of Preferred Shares from a customer of Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition if such Broker-Dealer remains the existing holder of the shares; and

o in the case of all transfers other than pursuant to auctions, the Broker-Dealer (or other person, if permitted by the Trust) to whom such transfer is made will advise the auction agent of such transfer.


                        DESCRIPTION OF COMMON SHARES

     In addition to the Preferred Shares, the Agreement and Declaration of Trust, as amended and restated, authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and is fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Trust by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed by the common shareholders and/or reducing the number of common shares owned by each respective common shareholder. So long as any Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Trust unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

     The Trust's common shares are traded on the New York Stock Exchange under the symbol "BLH".


        CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

     The Agreement and Declaration of Trust, as amended and restated, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Trust. Such attempts could have the effect of increasing the expenses of the Trust and disrupting the normal operation of the Trust. The board of trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

     In addition, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the Trust's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Trust.

     The 5% holder transactions subject to these special approval requirements are:

     o the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     o the issuance of any securities of the Trust to any Principal Shareholder for cash;

     o the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

     o the sale, lease or exchange to the Trust or any subsidiary of the Trust, in exchange for securities of the Trust, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

     To convert the Trust to an open-end management investment company, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Trust, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required. The foregoing vote would satisfy a separate requirement in the Investment Company Act that any conversion of the Trust to an open-end management investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Trust to an open-end management investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Trust to an open-end management investment company would require the redemption of all outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Trust with respect to the common shares. Following any such conversion, it is also possible that certain of the Trust's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the common shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end management investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the Investment Company Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Trust expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Trust were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The board of trustees believes, however, that the closed-end structure is desirable in light of the Trust's investment objectives and policies. Therefore, you should assume that it is not likely that the board of trustees would vote to convert the Trust to an open-end fund.

     To liquidate the Trust prior to December 31, 2018, the Trust's Agreement and Declaration of Trust, as amended and restated, requires the favorable vote of a majority of the board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Trust, voting separately as a class or series, unless such liquidation has been approved by at least 80% of trustees, in which case "a majority of the outstanding voting securities" (as defined in the Investment Company Act) of the Trust shall be required.

     For the purposes of calculating "a majority of the outstanding voting securities" under the Trust's Agreement and Declaration of Trust, as amended and restated, each class and series of the Trust shall vote together as a single class, except to the extent required by the Investment Company Act or the Trust's Agreement and Declaration of Trust, as amended and restated, with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

     The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust, as amended and restated, on file with the Securities and Exchange Commission for the full text of these provisions.


                        REPURCHASE OF COMMON SHARES

      Shares of closed-end investment companies often trade at a discount to their net asset values, and the Trust's common shares may also trade at a discount to their net asset value. The market price of the Trust's common shares will be determined by such factors as relative demand for and supply of such common shares in the market, the Trust's net asset value, general market and economic conditions and other factors beyond the control of the Trust. Although the Trust's common shareholders will not have the right to redeem their common shares, the Trust may take action to repurchase common shares in the open market or make tender offers for its common shares at their net asset value. This may have the effect of reducing any market discount from net asset value. Any such repurchase may cause the Trust to repurchase Preferred Shares to maintain asset coverage requirements imposed by the Investment Company Act or any rating agency rating the Preferred Shares at that time.


                                TAX MATTERS

Federal Income Tax Matters

     The following is a description of certain U.S. federal income tax consequences to a stockholder of acquiring, holding and disposing of Preferred Shares of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Trust and its stockholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Trust.

     The Trust intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Trust will be subject to any U.S. federal income tax. The Trust expects that substantially all of the dividends it distributes to its common shareholders and Preferred Shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds which is exempt from regular U.S. federal income tax. Some or all of an exempt-interest dividend, however, may be subject to U.S. federal alternative minimum tax imposed on the shareholder. Different U.S. federal alternative minimum tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Trust also may distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income. The Trust will allocate tax-exempt interest income, long-term capital gain and other taxable income, if any, proportionately among the common shares and the Preferred Shares in proportion to total dividends paid to each class for the year. The Trust intends to notify Preferred Shareholders in advance if it will allocate income to them that is not exempt from regular U.S. federal income tax. In certain circumstances, the Trust will make payments to Preferred Shareholders to offset the tax effects of the taxable distribution. See "Description of Preferred Shares--Dividends and Dividend Periods--Additional Dividends." The sale or other disposition of common shares or Preferred Shares of the Trust will normally result in capital gain or loss to shareholders. Both long-term and short-term capital gains of corporations are taxed at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains and ordinary income are taxed currently at a maximum rate of 39.1%, while long-term capital gains are generally taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and the holding period of which began after December 31, 2000).1 Because of certain limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of the Trust held for six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as an undistributed capital gain) with respect to such shares. A shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares of the Trust will be disallowed to the extent those shares of the Trust are replaced by other shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Trust will be adjusted to reflect the disallowed loss.

     This summary of tax consequences is intended for general information only. You should consult a tax advisor concerning the tax consequences of your investment in the Trust. The foregoing discussion is subject to and qualified in its entirety by the discussion in "Tax Matters" in the Statement of Additional Information below.

New York Tax Matters

     The discussion under this heading applies only to shareholders of the Trust that are residents of New York for New York tax purposes. Individual shareholders will not be subject to New York State or New York City personal income tax on distributions attributable to interest on New York municipal bonds. Individual shareholders will be subject to New York State or New York City personal income tax on distributions attributable to other income of the Trust (including net capital gain), and gain on the sale of shares of the Trust. Corporations should note that all or a part of any distribution from the Trust, and gain on the sale of shares of the Trust, may be subject to the New York State corporate franchise tax and the New York City general corporation tax.

     Shareholders subject to taxation in a state other than New York will realize a lower after-tax rate of return if distributions from the Trust are not exempt from taxation in such other state.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury Regulations and New York State and New York City tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations, as well as the New York State and New York City tax laws, are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state or local tax consequences of an investment in the Trust.



______________________
1 The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rates applicable to ordinary income over a six year phase-in period. Beginning in the taxable year 2006, ordinary income will be subject to a 35% maximum rate, with approximately proportionate reductions in the other ordinary rates.





                                UNDERWRITING

     Subject to the terms and conditions of the purchase agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Trust has agreed to sell to such Underwriter the number of Preferred Shares set forth opposite the name of such Underwriter.

                                                              Number of
            U.S. Underwriter                               Preferred Shares

            [                ]
                                                           ----------------
                  Total
                                                           ================

     The purchase agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Preferred Shares if they purchase any of the shares. In the purchase agreement, the Trust, the Advisor and the Sub-Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

     The Underwriters propose to initially offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to certain dealers at the public offering price less a concession not in excess of $___ per share. The underwriting discount the Trust will allow is equal to 1% of the initial offering price of the Preferred Shares. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $___ per share on sales to certain other dealers. After the initial public offering, the Underwriters may change the public offering price and the concession. Investors must pay for any shares purchased in the initial public offering on or before ___ 2001.

     The Trust anticipates that the Underwriters may from time to time act as broker or dealer in executing the Trust's portfolio transactions after they have ceased to be underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Trust.

     The Trust anticipates that its affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction." Each of the Underwriters and its affiliates may engage in transactions with, and perform services for, the Trust in the ordinary course of business.

     The principal business address of [               ] is [
                  ].

     The settlement date for the purchase of the AMPS will be [_______], 2001, as agreed upon by the Underwriters, the Trust and BlackRock pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.


                CUSTODIAN AND TRANSFER AGENT; AUCTION AGENT

     The Custodian of the assets of the Trust is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, will serve as the Trust's Transfer Agent with respect to the common shares.

     [ ], [       ], a banking corporation organized under the laws of New
York, is the auction agent with respect to the Preferred Shares and acts as transfer agent, registrar, dividend disbursing agent, and redemption agent with respect to such shares.


                               LEGAL OPINIONS

     Certain legal matters in connection with the common shares will be passed upon for the Trust by Skadden, Arps, Slate, Meagher & Flom LLP, New
York, New York and for the underwriters by [               ].


                           AVAILABLE INFORMATION

     The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information aboutthe Trust can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     This prospectus does not contain all of the information in the Trust's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contact or other document are not necessarily complete and in each instance reference is made to the copy of the contact or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Trust and Preferred Shares can be found in the Trust's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Trust's registration statement, other documents incorporated by reference, and other information the Trust has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.




                         TABLE OF CONTENTS FOR THE
                    STATEMENT OF ADDITIONAL INFORMATION

                                                                       Page
                                                                       -----
Use of Proceeds........................................................  B-
Investment Objectives and Policies.....................................  B-
Investment Policies and Techniques.....................................  B-
Other Investment Policies and Techniques...............................  B-
Management of the Trust................................................  B-
Portfolio Transactions and Brokerage...................................  B-
Additional Information Concerning the Auctions for
  Preferred Shares.....................................................  B-
Description of Common Shares...........................................  B-
Repurchase of Common Shares............................................  B-
Tax Matters............................................................  B-
Experts................................................................  B-
Additional Information.................................................  B-
Financial Statements...................................................  F-1
Independent Auditors' Report...........................................  F-2
APPENDIX A  Statement of Preferences of Municipal Auction Rate
            Cumulative Preferred Shares................................  A-1
APPENDIX B  Ratings of Investments.....................................  B-1
APPENDIX C  General Characteristics and Risks of Hedging Strategies....  C-1



                                 APPENDIX A

                       TAXABLE EQUIVALENT YIELD TABLE

     The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trust with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields assuming the stated marginal federal and tax rates for 2001 listed below:

                              Tax-Free Yields

Tax Rate      1.50%     2.00%        2.50%       3.00%      3.50%       4.00%
--------      -----     -----        -----       -----      -----       -----
  15.0%       1.76%      2.35%       2.94%       3.53%       4.12%      4.71%
  27.5%       2.07%      2.76%       3.45%       4.14%       4.83%      5.52%
  30.5%       2.16%      2.88%       3.60%       4.32%       5.04%      5.76%
  35.5%       2.33%      3.10%       3.88%       4.65%       5.43%      6.20%
  39.1%       2.46%      3.28%       4.11%       4.93%       5.75%      6.57%

     The following tables show the approximate taxable yields for individuals that are equivalent to tax-free yields under combined Federal, New York State and New York City taxes, using published 2001 marginal Federal tax rates and marginal New York State and New York City tax rates currently available and scheduled to be in effect.


                                    2001

                        Federal, State and Combined
                        ---------------------------

                                               State and           Taxable Equivalent Estimated Current Return
      [Single            Joint          Tax     City Tax   Tax     -------------------------------------------
      Return             Return       Bracket   Bracket  Bracket*   1.5%     2.0%     2.5%     3.0%    3.5%     4.0%
      -------            ------       -------   -------  -------    ----     ----     ----     ----    ----     ----

  $ 6,000-27,050       $ 0-45,200     15.00%    10.221%   23.7%     1.97%    2.62%    3.28%    3.93%   4.59%    5.24%
   27,050-65,550     45,200-109,250   27.50     10.498    35.1      2.31     3.08     3.85     4.62    5.39     6.16
   65,550-136,750   109,250-166,500   30.50     10.498    37.8      2.41     3.22     4.02     4.82    5.63     6.43
  136,750-297,350   166,500-297,350   35.50     10.498    42.3      2.60     3.47     4.33     5.20    6.07     6.93
   Over 297,350       Over 297,350    39.10     10.498    45.5      2.75     3.67     4.59     5.50    6.42     7.34

--------
*    Combined Tax Bracket includes Federal, state and New York City income taxes.  Please note that the table does not reflect (i) any Federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes impose (other than New York City), or (iii)
     any taxes other than personal income taxes. The table assumes that Federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a Federal bracket, the highest state rate corresponding to the highest income within that Federal bracket is used. Further, the table does not reflect the New
     York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income.  This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

===============================================================================






                                   $[   ]

                                 BlackRock
                     New York Municipal 2018 Term Trust
              Auction Rate Municipal Preferred Shares ("AMPS")



                           [ ] Shares, Series [ ]




                                 ----------
                                 PROSPECTUS
                                 ----------



                              [              ]






                                 [ ], 2001






===============================================================================




                BlackRock New York Municipal 2018 Term Trust


                    STATEMENT OF ADDITIONAL INFORMATION

     BlackRock New York Municipal 2018 Term Trust (the "Trust") is a recently organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [ ], 2001. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling (888) 825-2257. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus or the Statement attached as Appendix A.


                             TABLE OF CONTENTS

                                                                      Page
Use of Proceeds.......................................................  B-
Investment Objectives and Policies....................................  B-
Investment Policies and Techniques....................................  B-
Other Investment Policies and Techniques..............................  B-
Management of the Trust...............................................  B-
Portfolio Transactions and Brokerage..................................  B-
Additional Information Comcerning the Auctions for
  Preferred Shares....................................................  B-
Description of Common Shares..........................................  B-
Repurchase of Common Shares...........................................  B-
Tax Matters...........................................................  B-
Experts...............................................................  B-
Additional Information................................................  B-
Financial Statements................................................... F-1
Independent Auditors' Report........................................... F-2
APPENDIX A  Statement of Preferences of Municipal Auction Rate
            Cumulative Preferred Shares................................ A-1
APPENDIX B  Ratings of Investments..................................... B-1
APPENDIX C  General Characteristics and Risks of Hedging Strategies.... C-1


        This Statement of Additional Information is dated [   ], 2001.



                              USE OF PROCEEDS

     Pending investment in municipal bonds that meet the Trust's investment objectives and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Trust may also purchase, as temporary investments, short-term taxable investments of the type described under "Investment Policies and Techniques--Short-Term Taxable Fixed Income Securities," the income on which is subject to regular Federal and New York State and New York City personal income taxes, and securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly.


                     INVESTMENT OBJECTIVES AND POLICIES

     The Trust has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and the Trust expects that a portion of the net investment income it produces will be includable in alternative minimum taxable income. Common shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in common shares will depend upon a comparison of the after-tax yield likely to be provided from the Trust with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. See "Tax Matters."

Investment Restrictions

     Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

            (1) invest 25% or more of the value of its total assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of nongovernmental issuers;

            (2) issue senior securities or borrow money other than as permitted by the Investment Company Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

            (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Trust's investment objectives and policies or the entry into repurchase agreements;

            (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Trust may be deemed to be an underwriter;

            (5) purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Trust may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

            (6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Trust becoming subject to registration with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool.

     When used with respect to particular shares of the Trust, "majority of the outstanding" means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

      For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Trust may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

     Under the Investment Company Act, the Trust may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Trust will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Trust's advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent the Trust invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

     In addition to the foregoing fundamental investment policies, the Trust is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. The Trust may not:

            (1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Trust's total assets and the Trust's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

            (2) purchase securities of open-end or closed-end management investment companies except in compliance with the Investment Company Act or any exemptive relief obtained thereunder; or

            (3) purchase securities of companies for the purpose of exercising control.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

     In addition, to comply with Federal tax requirements for qualification as a "regulated investment company," the Trust's investments will be limited in a manner such that at the close of each quarter of each fiscal year, (a) no more than 25% of the value of the Trust's total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Trust's total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

     The Trust intends to apply for ratings for the Preferred Shares from Moody's and/or S&P. In order to obtain and maintain the required ratings, the Trust will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Trust does not anticipate that such guidelines would have a material adverse effect on the Trust's holders of common shares or its ability to achieve its investment objectives. The Trust presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's (Aaa) or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Trust. Moody's and S&P receive fees in connection with their ratings issuances.


                     INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of the Trust's investment objectives, policies and techniques that are described in the prospectus.

Portfolio Investments

     The Trust will invest primarily in a portfolio of investment grade municipal bonds that are exempt from regular Federal and New York State and New York City personal income taxes.

     Issuers of bonds rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities; municipal bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while issuers of municipal bonds rated BBB are regarded as having adequate capacity to pay principal and interest. Municipal bonds rated AAA in which the Trust may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest. Municipal bonds rated below investment grade quality are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated municipal bonds is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Trust may have greater difficulty selling its portfolio securities. The Trust will be more dependent on BlackRock's research and analysis when investing in these securities.

     A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A hereto. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

     The Trust will actively manage the maturity of its bonds and will initially invest in municipal bonds with long-term maturities in order to maintain a weighted average maturity of approximately 17 years, but the average weighted maturity shortens as the Trust approaches maturity. Moreover, during temporary defensive periods (e.g., times when, in BlackRock's opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, including the period during which the net proceeds of the offering are being invested, the Trust may invest any percentage of its assets in short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end management investment companies that invest primarily in municipal bonds of the type in which the Trust may invest directly. The Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Trust will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. Taxable temporary investments of the Trust may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See "Other Investment Policies and Techniques--Repurchase Agreements." To the extent the Trust invests in taxable investments, the Trust will not at such times be in a position to achieve its investment objective of tax-exempt income.

     The foregoing policies as to ratings of portfolio investments will apply only at the time of the purchase of a security and the Trust will not be required to dispose of securities in the event Moody's, S&P or Fitch downgrades its assessment of the credit characteristics of a particular issuer.

     Also included within the general category of municipal bonds described in the prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Trust's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and the disposition or re-leasing of the property might prove difficult. In order to reduce this risk, the Trust will only purchase Municipal Lease Obligations where BlackRock believes the issuer has a strong incentive to continue making appropriations until maturity.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal bonds may be materially affected.

     In addition to the types of municipal bonds described in the prospectus, the Trust may invest in other securities that pay interest that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Trust treats all such tax-exempt securities as municipal bonds.

Short-Term Taxable Fixed-Income Securities

     For temporary defensive purposes or to keep cash on hand fully invested, the Trust may invest up to 100% of its total assets in cash equivalents and short-term taxable fixed-income securities, although the Trust intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Short-term taxable fixed income investments are defined to include, without limitation, the following:

            (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

            (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Trust may not be fully insured by the Federal Deposit Insurance Corporation.

            (3) Repurchase agreements, which involve purchases of debt securities. At the time the Trust purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Trust during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Trust to invest temporarily available cash. The Trust may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Trust may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Trust is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Trust is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Trust could incur a loss of both principal and interest. BlackRock monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. BlackRock does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Trust. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Trust to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

            (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Trust and a corporation. There is no secondary market for such notes. However, they are redeemable by the Trust at any time. BlackRock will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Trust's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities

     Short-term tax-exempt fixed income securities are securities that are exempt from regular Federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities are defined to include, without limitation, the following:

     Bond Anticipation Notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

     Tax Anticipation Notes ("TANs") are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

     Revenue Anticipation Notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

     Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

     Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

     Tax-Exempt Commercial Paper ("municipal paper") represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

     While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Trust may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Factors Pertaining to New York

     General. As described in the prospectus, except during temporary periods, the Trust will invest primarily in New York municipal bonds. In addition, the specific New York municipal bonds in which the Trust will invest will change from time to time. The Trust is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal bonds. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal bonds may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal bonds, as well as from other publicly available documents. Such information has not been independently verified by the Trust, and the Trust assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.

     The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. However, the terrorist attack on the World Trade Center on September 11, 2001 is likely to have an adverse effect on travel and tourism. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.

     The service sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation. In recent years, many industries in the services sector, especially high-technology firms, have been prospering. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the state economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although the sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes about one-fifth of total wages. In addition, the terrorist attack on the World Trade Center on September 11, 2001 is likely to have an adverse effect on the banking and financial industry in New York. Farming is an important part of the economy in rural areas, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     State Budgetary Outlook. The State has not yet enacted a budget for the 2001-02 fiscal year, which began on April 1, 2001, but did enact appropriations for State-supported, contingent contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State has also passed legislation that extends certain revenue-raising authority and makes interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State enacted similar interim appropriations to permit the State to continue operations until final action on the Executive Budget. Upon enactment of a budget for the 2001-02 fiscal year, the State will produce a revised economic forecast and a 2001-02 Financial Plan. There can be no assurance that the Legislature will enact the Governor's Executive Budget, as amended, into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth at this time.

     On February 13, 2001 the Division of the Budget ("DOB") issued a revised Financial Plan (the "February Final Plan") that incorporated the Governor's amendments to his 2001-02 Executive Budget. The February Financial Plan projected total General Fund receipts, including transfers from other funds, of $42.66 billion in the 2001-02 fiscal year, an increase of $200 million over the Executive Budget forecast. The February Financial Plan also added $250 million in income tax receipts to the State's Debt Reduction Reserve Fund. Total disbursements, including transfers to other funds, remained unchanged at $41.34 billion. The Governor proposed retaining the additional receipts as a reserve, consistent with his recommendations in the Executive Budget for the use of the 2000-01 cash surplus projected at that time. The February outyear gap projections remained essentially unchanged from the Executive Budget forecast, with potential budget gaps of $2.48 billion in the 2002-03 fiscal year and $2.93 billion in the 2003-04 fiscal year. The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include possible spending efficiencies, and do not assume the use of any of the reserves the Governor is proposing to set aside for economic uncertainties. If the projected budget gap for 2002-03 is closed with recurring actions, the 2003-04 budget gap would be reduced to approximately $450 million. In recent years, the State has closed projected budget gaps which DOB estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (in each of fiscal years 1998-99 through 2000-01).

     The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund, $292 million in the Community Projects Fund, and $29 million in the Universal Pre-Kindergarten Fund. In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The tax refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion to be set aside for economic uncertainties and $250 million to be deposited into the Debt Reduction Reserve Fund.

     Through the first quarter of the 2001-02 fiscal year, General Fund receipts and transfers from other funds totaled $15.32 billion, an increase of $387 million over the same period last year. General Fund disbursements and transfers to other funds totaled $10.29 billion, an increase of $940 million over the first quarter of the 2000-01 fiscal year.

     Since the submission of amendments to the Executive Budget, discussions between the Governor and the Legislature have focused on the levels of resources available to finance changes to the February Financial Plan within the constraints of a weakening economy and a balanced Financial Plan. The Division of the Budget estimates that the State will have to finance certain costs that were not budgeted in the February Financial Plan. The estimated significant new costs include: $114 million resulting from an adverse decision in Tennessee Gas Pipeline v. NYS Department of Taxation and Finance; higher-than projected costs for child protective and preventive services ($60 million); the loss of Medicaid cost containment through the first quarter of 2001-02 ($33 million); costs associated with the failure to enact a proposed Powerball-type lottery game through the first five months of 2001-02 ($60 million); higher contributions to the State retirement system ($44 million); and provision of Medicaid benefits to immigrants pursuant to a court case ($15 million). Revenues associated with the April 2001 settlement of calendar 2000 tax liabilities exceeded projections in the February Financial Plan due primarily to strong activity in capital gains and financial sector bonuses that is not expected to recur in calendar 2001. However, DOB believes that receipts for the entire 2001-02 fiscal year may fall below the estimates contained in the February Financial Plan due to weakness in the economy and a slowdown in withholding and sales tax receipts growth.

     Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. The projections assume no further changes in federal tax law, which could substantially alter the current receipts forecast.

     The February Financial Plan's projected budget gaps of $2.48 billion in 2002-03 and $2.93 billion in 2003-04 may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. Also, the State's actions during the current fiscal year may be insufficient to preserve budgetary balance in 2001-02 or may add to the budget gaps projected for future fiscal years. Actual results for the current fiscal year may also differ materially and adversely from the projections set forth herein. The Governor is required by law to propose a balanced budget each year and is to propose steps necessary to address any potential budget gaps in subsequent budgets.

     Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are more pronounced at this time. For example, a sustained downturn in the financial markets is possible. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

     Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and could easily fall below (or rise above) expectations.

     An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $150 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.

     At the time they were issued, the DOB believed that its projections of receipts and disbursements relating to the proposed State Financial Plan, and the assumptions on which they are based, were reasonable. Actual results, however, could differ materially and adversely from the projections set forth herein. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the Governor proposed in the 2001-02 Executive Budget setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. He subsequently recommended reserving an additional $925 million from the 2000-01 surplus. In addition, the State has $627 million available in the Tax Stabilization Reserve Fund.

     New York City. New York City, with a population of approximately 8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

     The fiscal health of the state may also be affected by the fiscal health of New York City, which continues to receive significant financial assistance from the state. State aid contributes to the city's ability to balance its budget and meet its cash requirements. The state may also be affected by the ability of the city and certain entities issuing debt for the benefit of the city to market their securities successfully in the public credit markets. The city has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. The city prepares a four-year financial plan annually and updates it periodically, and prepares a comprehensive annual financial report each October describing its most recent fiscal year.

     In response to the city's fiscal crisis in 1975, the state took action to assist the city in returning to fiscal stability. Among those actions, the state established the Municipal Assistance Corporation for the City of New York to provide financing assistance to the city; the New York State Financial Control Board (the Control Board) to oversee the city's financial affairs; and the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the city was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a city operating budget deficit of more than $100 million or impaired access to the public credit markets.

     To successfully implement its financial plan, the city and certain entities issuing debt for the benefit of the city must market their securities successfully. This debt is issued to finance the rehabilitation of the city's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In the city's fiscal years 1997-98, 1998-99 and 1999-2000, the state constitutional debt limit would have prevented the city from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the city's capital financing capacity: (i) the state legislature created the New York City Transitional Finance Authority (TFA) in 1997, and
(ii) in 1999, the city created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the city, in order to continue its capital program, will need additional financing capacity beginning in the city's fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the state constitutional debt limit for the city's fiscal year 2001-02 and thereafter.

     The terrorist attack on the World Trade Center on September 11, 2001 has disrupted a number of businesses, caused extensive property damage, is likely to reduce travel, tourism and leisure spending and have other adverse impacts on New York City and the State of New York. Additionally, many businesses located in and around the World Trade Center may relocate to other cities and other states. Therefore, New York City and the State of New York are likely to suffer a decrease in revenue and an increase in expenditures related to the attack.

     Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

     The combined state and local taxes of residents of the State of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

     The terrorist attack on the World Trade Center on September 11, 2001 is likely to have an adverse effect on the New York economy. Expenses related to the disaster and the economic effect of the disaster will be likely to have a significant adverse impact on the finances and budgets of the City and State of New York . It is impossible at this time accurately to forecast the scope and extent of such adverse effects.

     Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Trust cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal bonds, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Trust to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Trust will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal bonds.

Duration Management and Other Management Techniques

     The Trust may use a variety of other investment management techniques and instruments. The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management techniques in an attempt to protect against possible changes in the market value of the Trust's portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Trust's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Additional Investment Management Techniques are described below. The ability of the Trust to use them successfully will depend on BlackRock's ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of the Trust that arise from the use of Additional Investment Management Techniques will be covered by segregated liquid assets or offsetting transactions, the Trust and BlackRock believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Commodity options and futures contracts regulated by the CFTC have specific margin requirements described below and are not treated as senior securities. The use of certain Additional Investment Management Techniques may give rise to taxable income and have certain other consequences. See "Tax Matters."

     Interest Rate Transactions. The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Trust will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Trust with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Trust may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Trust receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Trust will accrue the net amount of the excess, if any, of the Trust's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. The Trust will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Trust will have contractual remedies pursuant to the agreements related to the transaction.

     Futures Contracts and Options on Futures Contracts. The Trust may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Trust will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, the Trust is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of the Trust's net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

     Calls on Securities, Indices and Futures Contracts. The Trust may sell or purchase call options ("calls") on municipal bonds and indices based upon the prices of futures contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Trust must be "covered" as long as the call is outstanding (i.e., the Trust must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by the Trust exposes the Trust during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Trust to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the Trust the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy the Trust's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Trust may purchase put options ("puts") that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. The Trust may also sell puts on municipal bonds, indices or futures contracts on such securities if the Trust's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. The Trust will not sell puts if, as a result, more than 50% of the Trust's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Trust may be required to buy the underlying security at a price higher than the current market price.

     Municipal Market Data Rate Locks. The Trust may purchase and sell Municipal Market Data Rate Locks ("MMD Rate Locks"). An MMD Rate Lock permits the Trust to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Trust will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Trust and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Trust buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Trust equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Trust will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Trust. The Trust will not enter into MMD Rate Locks if, as a result, more than 50% of its assets would be required to cover its potential obligations under its hedging and other investment transactions.

     Appendix C contains further information about the characteristics, risks and possible benefits of Additional Investment Management Techniques and the Trust's other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Trust's portfolio; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by BlackRock; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Trust being in a worse position than if such techniques had not been used.

     Certain provisions of the Code may restrict or affect the ability of the Trust to engage in Additional Investment Management Techniques. See "Tax Matters."

Short Sales

     The Trust may make short sales of municipal bonds. A short sale is a transaction in which the Trust sells a security it does not own in anticipation that the market price of that security will decline. The Trust may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When the Trust makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Trust's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Trust will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Trust on such security, the Trust may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Trust replaces the borrowed security, the Trust will incur a loss; conversely, if the price declines, the Trust will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Trust's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Trust's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Trust may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Trust owns or has the immediate and unconditional right to acquire at no additional cost the identical security.


                  OTHER INVESTMENT POLICIES AND TECHNIQUES

Restricted and Illiquid Securities

     Certain of the Trust's investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

When-Issued and Forward Commitment Securities

     The Trust may purchase municipal bonds on a "when-issued" basis and may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued and forward commitment securities may be sold prior to the settlement date, but the Trust will enter into when-issued and forward commitment securities only with the intention of actually receiving or delivering the securities, as the case may be. If the Trust disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Trust enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Trust. There is always a risk that the securities may not be delivered and that the Trust may incur a loss. Settlements in the ordinary course are not treated by the Trust as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

Borrowing

     Although it has no present intention of doing so, the Trust reserves the right to borrow funds to the extent permitted as described under the caption "Investment Objectives and Policies--Investment Restrictions." The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Trust. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements

     The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement by the Trust to repurchase the securities at an agreed upon price, date and interest payment. At the time the Trust enters into a reverse repurchase agreement, it may establish and maintain a segregated account with the custodian containing liquid instruments having a value not less than the repurchase price (including accrued interest). If the Trust establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by the Trust; however, under certain circumstances in which the Trust does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of the Trust's limitation on borrowings. The use by the Trust of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Trust has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust in connection with the reverse repurchase agreement may decline in price.

     If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Trust would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Repurchase Agreements

     As temporary investments, the Trust may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Trust's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See "Tax Matters" for information relating to the allocation of taxable income between common shares and Preferred Shares, if any. The Trust will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of BlackRock, present minimal credit risk. The risk to the Trust is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Trust might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Trust may be delayed or limited. BlackRock will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, BlackRock will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds

     The Trust may invest in zero coupon bonds. A zero coupon bond is a bond that does not pay interest for its entire life. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and thereby tend to be more volatile in price than securities that pay interest periodically. In addition, because the Trust accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Lending of Securities

     The Trust may lend its portfolio securities to brokers, dealers and other financial institutions which meet the creditworthiness standards established by the board of trustees of the Trust ("Qualified Institutions"). By lending its portfolio securities, the Trust attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the Investment Company Act, which currently require that (a) the borrower pledge and maintain with the Trust collateral consisting of cash, a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is "marked to the market" on a daily basis), (c) the loan be made subject to termination by the Trust at any time and (d) the Trust receive reasonable interest on the loan (which may include the Trust's investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. The Trust will not lend portfolio securities if, as a result, the aggregate value of such loans exceeds 331/3% of the value of the Trust's total assets (including such loans). Loan arrangements made by the Trust will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange. All relevant facts and circumstances, including the creditworthiness of the Qualified Institution, will be monitored by BlackRock and will be considered in making decisions with respect to lending of securities, subject to review by the Trust's board of trustees.

     The Trust may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Trust's board of trustees. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted.

High Yield Securities

     The Trust may invest up to 20% of its assets in securities rated below investment grade such as those rated Ba or lower by Moody's and BB or lower by S&P or securities comparably rated by other rating agencies or in unrated securities determined by BlackRock to be of comparable quality. Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principle payments may be very moderate. Securities rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The lowest rated security that the Trust will invest in is one rated B by either Moody's or S&P.

     Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust's net asset value.

     The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

     Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principle and pay interest thereon and increase the incidence of default for such securities.

     The ratings of Moody's, S&P and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principle payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, BlackRock also will independently evaluate these securities and the ability for the issuers of such securities to pay interest and principal. To the extent that the Trust invests in lower grade securities that have not been rated by a rating agency, the Trust's ability to achieve its investment objectives will be more dependent on BlackRock's credit analysis than would be the case when the Trust invests in rated securities.

Residual Interest Municipal Bonds

     The Trust currently does not intend to invest in residual interest municipal bonds. Residual interest municipal bonds pay interest at rates that bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Trust when short-term interest rates rise, and increase the interest paid to the Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Trust's use of leverage. Should short-term interest rates rise, the combination of the Trust's investment in inverse floaters and the use of leverage likely will adversely affect the Trust's income and distributions to common shareholders. Although the Trust does not intend initially to invest in inverse floaters, the Trust may do so at some point in the future. The Trust will provide shareholders 30 days' written notice prior to any change in its policy of not investing in inverse floaters.


                          MANAGEMENT OF THE TRUST

Investment Management Agreement

     Although BlackRock Advisors intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Advisors are not exclusive and BlackRock Advisors provides similar services to other investment companies and other clients and may engage in other activities.

     The investment management agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, BlackRock Advisors is not liable to the Trust or any of the Trust's shareholders for any act or omission by BlackRock Advisors in the supervision or management of its respective investment activities or for any loss sustained by the Trust or the Trust's shareholders and provides for indemnification by the Trust of BlackRock Advisors, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations and conditions.

     The investment management agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on October 15, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). This agreement provides for the Trust to pay a management fee at an annual rate equal to 0.40% of the average weekly value of the Trust's Managed Assets.

     The investment management agreement was approved by the sole common shareholder of the Trust as of October 19, 2001. The investment management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as such term is defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust or by BlackRock Advisors, on 60 days' written notice by either party to the other. The investment management agreement will terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Sub-Investment Advisory Agreement

     BlackRock Financial Management, the Sub-Advisor, is a wholly owned subsidiary of BlackRock, Inc. Pursuant to the sub-investment advisory agreement, BlackRock Advisors has appointed BlackRock Financial Management, one of its affiliates, to perform certain of the day-to-day investment management of the Trust. BlackRock Financial Management will receive a portion of the management fee paid by the Trust to BlackRock Advisors. From the management fees, BlackRock Advisors will pay BlackRock Financial Management, for serving as Sub-Advisor, a fee equal to: (i) prior to October 31, 2002, 38% of the monthly management fees received by BlackRock Advisors, (ii) from November 1, 2002 to October 31, 2003, 19% of the monthly management fees received by BlackRock Advisors; and (iii) after October 31, 2003, 0% of the management fees received by BlackRock Advisors; provided thereafter that the Sub-Advisor may be compensated at cost for any services rendered to the Trust at the request of BlackRock Advisors and approved of by the board of trustees.

     The sub-investment advisory agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Trust will indemnify BlackRock Financial Management, its directors, officers, employees, agents, associates and control persons for liabilities incurred by them in connection with their services to the Trust, subject to certain limitations.

     Although BlackRock Financial Management intends to devote such time and effort to the business of the Trust as is reasonably necessary to perform its duties to the Trust, the services of BlackRock Financial Management are not exclusive and BlackRock Financial Management provides similar services to other investment companies and other clients and may engage in other activities.

     The sub-investment advisory agreement was approved by the Trust's board of trustees at an in-person meeting of the board of trustees held on October 15, 2001, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the Investment Company Act). The sub-investment advisory agreement was approved by the sole common shareholder of the Trust as of October 19, 2001. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Trust's board of trustees or the vote of a majority of the outstanding voting securities of the Trust (as defined in the Investment Company Act) and (2) by the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Trust, without the payment of any penalty, upon the vote of a majority of the Trust's board of trustees or a majority of the outstanding voting securities of the Trust, or by BlackRock Advisors or BlackRock Financial Management, on 60 days' written notice by any party to the others. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the Investment Company Act and the rules thereunder).

Trustees and Officers

     The officers of the Trust manage its day-to-day operations. The officers are directly responsible to the Trust's board of trustees, which sets broad policies for the Trust and chooses its officers. The following is a list of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years. Trustees who are interested persons of the Trust (as defined in the Investment Company Act) are denoted by an asterisk (*). Trustees who are independent trustees (as defined in the Investment Company Act)(the "Independent Trustees") are not denoted with an asterisk. The business address of the Trust, BlackRock Advisors and their board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below. The trustees listed below are either trustees or directors of other closed-end funds for which BlackRock Advisors acts as investment advisor.



                                               Principal Occupation During The
Name and Address                   Title       Past Five Years and Other Affiliations
----------------                   -----       --------------------------------------

Andrew F. Brimmer                 Trustee      President of Brimmer & Company, Inc., a Washington, D.C.-
4400 MacArthur Blvd., N.W.                     based economic and financial consulting firm. Director of
Suite 302                                      CarrAmerica Realty Corporation and Borg-Warner Automotive.
Washington, DC 20007                           Formerly member of the Board of Governors of the Federal
Age: 74                                        Reserve System. Formerly Director of AirBorne Express, BankAmerica
                                               Corporation (Bank of America), Bell South Corporation, College Retirement
                                               Equities Fund (Trustee), Commodity Exchange, Inc. (Public Governor),
                                               Connecticut Mutual Life Insurance Company, E.I. Dupont de Nemours &
                                               Company, Equitable Life Assurance Society of the United States, Gannett
                                               Company, Mercedes-Benz of North America, MNC Financial Corporation
                                               (American Security Bank), NMC Capital Management, Navistar
                                               International Corporation, PHH Corp. and UAL Corporation (United
                                               Airlines).

Richard E. Cavanagh               Trustee      President and Chief Executive Officer of The Conference Board,
845 Third Avenue                               Inc., a leading global business membership organization, from
New York, NY 10022                             1995-present. Former Executive Dean of the John F. Kennedy
Age: 54                                        School of Government at Harvard University from 1988-1995. Acting
                                               Director, Harvard Center for Business and Government (1991-1993).
                                               Formerly Partner (principal) of McKinsey & Company, Inc. (1980
                                               1988).Former Executive Director of Federal Cash Management, White House
                                               Office of Management and Budget (1977-1979). Co-author, The Winning
                                               Performance (best selling management book published in 13 national editions). Trustee Emeritus, Wesleyan University. Trustee, Drucker
                                               Foundation, Airplanes Group, Aircraft Finance Trust (AFT) and Educational
                                               Testing Service (ETS). Director, Arch Chemicals, Fremont Group and The
                                               Guardian Life Insurance Company of America.

Kent Dixon                        Trustee      Consultant/Investor. Former President and Chief Executive
430 Sandy Hook Road                            Officer of Empire Federal Savings Bank of America and Banc
St. Petersburg, FL 33706                       PLUS Savings Association, former Chairman of the Board,
Age: 63                                        President and Chief Executive Officer of Northeast Savings. Former Director
                                               of ISFA (the owner of INVEST, a national securities brokerage service designed for banks and thrift institutions).

Frank J. Fabozzi                  Trustee      Consultant. Editor of The Journal of Portfolio Management and
858 Tower View Circle                          Adjunct Professor of Finance at the School of Management at
New Hope, PA 18938                             Yale University. Director, Guardian Mutual Funds Group.
Age: 52                                        Author and editor of several books on fixed income portfolio management.
                                               Visiting Professor of Finance and Accounting at the Sloan School of
                                               Management, Massachusetts Institute of Technology from 1986 to August
                                               1992.

Laurence D. Fink*                 Trustee      Director, Chairman and Chief Executive Officer of BlackRock,
Age: 48                                        Inc. since its formation in 1998 and of BlackRock, Inc.'s
                                               predecessor entities since 1988. Chairman of the Management Committee of
                                               BlackRock, Inc. Formerly, Managing Director of the First Boston
                                               Corporation, Member of its Management Committee, Co-head of its Taxable
                                               Fixed Income Division and Head of its Mortgage and Real Estate Products
                                               Group. Currently, Chairman of the Board of each of the closed-end Trusts in which BlackRock Advisors, Inc. acts as investment advisor, President,
                                               Treasurer and a Trustee of the BlackRock Funds, Chairman of the Board and
                                               Director of Anthracite Capital, Inc., a Director of BlackRock's offshore funds and alternative products and Chairman of the Board of Nomura BlackRock
                                               Asset Management Co., Ltd. Currently, Vice Chairman of the Board of
                                               Trustees of Mount Sinai-New York University Medical Center and Health
                                               System and a Member of the Board of Phoenix House.

James Clayburn LaForce, Jr.       Trustee      Dean Emeritus of The John E. Anderson Graduate School of
P.O. Box 1595                                  Management, University of California since July 1, 1993.
Pauma Valley, CA 92061                         Director, Jacobs Engineering Group, Inc., Payden & Rygel
Age: 72                                        Investment Trust, Provident Investment Counsel Funds, Timken Company,
                                               Motor Cargo Industries and Trust for Investment Managers. Acting Dean of
                                               The School of Business, Hong Kong University of Science and Technology
                                               1990-1993. From 1978 to September 1993, Dean of The John E. Anderson
                                               Graduate School of Management, University of California.

Walter F. Mondale                 Trustee      Partner, Dorsey & Whitney, a law firm (December 1996-present,
220 South Sixth Street                         September 1987-August 1993). Formerly, U.S. Ambassador to
Minneapolis, MN 55402                          Japan (1993-1996). Formerly Vice President of the United
Age: 73                                        States, U.S. Senator and Attorney General of the State of Minnesota. 1984
                                               Democratic Nominee for President of the United States. Director, Northwest
                                               Airlines Corporation, NWA Inc., Northwest Airlines, Inc. and UnitedHealth
                                               Group Corporation.

Ralph L. Schlosstein*             Trustee      Director since 1999 and President of BlackRock, Inc. since its
Age: 50                           and          formation in 1998 and of BlackRock, Inc.'s predecessor entities
                                  President    since 1988. Member of the Management Committee and
                                               Investment Strategy Group of BlackRock, Inc. Formerly, Managing Director
                                               of Lehman Brothers, Inc. and Co-head of its Mortgage and Savings
                                               Institutions Group. Currently, President of each of the closed-end Trusts in which BlackRock Advisors, Inc. acts as investment advisor and a Director and Officer of BlackRock's alternative products. Currently, a Member of the
                                               Visiting Board of Overseers of the John F. Kennedy School of Government at
                                               Harvard University, the Financial Institutions Center Board of the Wharton
                                               School of the University of Pennsylvania, and a Trustee of New Visions for
                                               Public Education in New York City. Formerly, a Director of Pulte
                                               Corporation and a Member of Fannie Mae's Advisory Council.

Anne F. Ackerley                  Secretary    Managing Director of BlackRock, Inc. since 2000. Formerly
Age: 39                                        First Vice President and Chief Operating Officer, Mergers and Acquisitions
                                               Group at Merrill Lynch & Co. from 1997 to 2000; First Vice President and
                                               Chief Operating Officer, Public Finance Group at Merrill Lynch & Co. from
                                               1995 to 1997; First Vice President, Emerging Markets Fixed Income
                                               Research at Merrill Lynch & Co. prior thereto.

Henry Gabbay                      Treasurer    Managing Director of BlackRock, Inc. and its predecessor
Age: 53                                        entities.

Robert S. Kapito                  Vice         Vice Chairman of BlackRock, Inc. and its predecessor entities.
Age: 44                           President

Kevin Klingert                    Vice         Managing Director of BlackRock, Inc. and its predecessor
Age 38                            President    entities.

James Kong                        Assistant    Managing Director of BlackRock, Inc. and its predecessor
Age: 38                           Treasurer    entities.

Richard Shea, Esq.                Vice         Managing Director of BlackRock, Inc. since 2000; Chief
Age: 41                           President/   Operating Officer and Chief Financial Officer
of Anthracite
                                  Tax          Capital, Inc. since 1998. Formerly, Director of BlackRock, Inc. and its predecessor entities.

     Prior to this offering, all of the outstanding shares of the Trust were owned by BlackRock Advisors.

     The fees and expenses of the Independent Trustees of the Trust are paid by the Trust. The trustees who are members of the BlackRock organization receive no compensation from the Trust. During the year ended December 31, 2000, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock Family of Funds. It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2001, assuming the Trust had been in existence for the full calendar year.

                                                       Total Compensation from
                                         Estimated       the Trust and Fund
                                       Compensation        Complex Paid to
        Name of Board Member            From Trust         Board Member(1)
        --------------------           ------------    -----------------------
Andrew F. Brimmer                      $6,000(2)(3)
$160,000(4)
Richard E. Cavanagh                    $6,000(2)
$160,000(4)
Kent Dixon                             $6,000
$160,000
Frank J. Fabozzi                       $6,000
$160,000
James Clayburn La Force, Jr.           $6,000(2)
$160,000(4)
Walter F. Mondale                      $6,000(2)
$160,000(4)

__________________
(1) Represents the total compensation earned by such persons during the calendar year ended December 31, 2000 from the twenty-two closed-end funds advised by the Advisor (the "Fund Complex"). Two of these funds, BlackRock Target Term Trust and the BlackRock 2001 Term Trust, were terminated on December 29, 2000 and June 30, 2001, respectively. On
     July 31, 2001, five additional closed-end funds advised by the Advisor were added to the Fund Complex and on October 30, 2001, three additional closed-end funds advised by the Advisor were added to the Fund Complex.
(2) Of these amounts it is anticipated that Messrs. Brimmer, Cavanagh, La Force and Mondale will defer $1,500, $1,500, $3,750 and $1,500, respectively, pursuant to the Fund Complex's deferred compensation plan.
(3) At a meeting of the boards of directors/trustees of the Fund Complex held on August 24, 2000, Andrew F. Brimmer was appointed "lead director" for each board of trustees/directors in the Fund Complex.
     For his services as lead trustee/director, Andrew F. Brimmer will be compensated in the amount of $40,000 per annum by the Fund Complex to be allocated among the funds in the Fund Complex based on each fund's relative net assets.
(4) Of this amount, Messrs. Brimmer, Cavanagh, La Force and Mondale deferred $12,000, $12,000, $77,500 and $31,000, respectively, pursuant to the Fund Complex's deferred compensation plan.

     Each Independent Trustee/Director receives an annual fee calculated as follows: (i) $6,000 from each fund/trust in the Fund Complex and (ii) $1,500 for each meeting of each board in the Fund Complex attended by such Independent Trustee/Director. The total annual aggregate compensation for each Independent Trustee/Director is capped at $160,000 per annum, except that Dr. Brimmer receives an additional $40,000 from the Fund Complex for acting as the lead trustee/director for each board of trustees/directors in the Fund Complex. In the event that the $160,000 cap is met with respect to an Independent Trustee/Director, the amount of the Independent Trustee/Director's fee borne by each fund in the Fund Complex is reduced by reference to the net assets of the Trust relative to the other funds in the Fund Complex. In addition, the attendance fees of each Independent Trustee/Director of the funds/trusts are reduced proportionately, based on each respective fund's/trust's net assets, so that the aggregate per meeting fee for all meetings of the boards of trustees/directors of the funds/trusts held on a single day does not exceed $20,000 for any Independent Trustee/Director.

Codes of Ethics

     The Trust, the Advisor, the Sub-Advisor and the Trust's principal underwriters have adopted codes of ethics under Rule 17j-1 of the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust.

Investment Advisor and Sub-Advisor

     BlackRock Advisors, Inc. acts as the Trust's investment advisor. BlackRock Financial Management acts as the Trust's sub-advisor. BlackRock Advisors and BlackRock Financial Management are both wholly owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with $225 billion of assets under management as of September 30, 2001. BlackRock Advisors is one of the nation's leading fixed income managers with over $205 billion of fixed income and liquidity assets under management. BlackRock, Inc. and its affiliates manage assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the company's flagship fund families, BlackRock Funds and BlackRock Provident Institutional Funds. BlackRock, Inc. is the nation's 26th largest asset management firm according to Pensions & Investments, May 14 , 2001.

     The BlackRock organization has over 13 years of experience managing closed-end products and currently advises a closed-end family of 28 funds. BlackRock has 18 leveraged municipal closed-end funds under management and approximately $17.6 billion in municipal assets firm-wide. As of July 31, 2001, BlackRock managed over $6.7 billion in closed-end products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BlackRock Solutions name. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, Delaware, San Francisco, California, Hong Kong, Edinburgh, Scotland and Tokyo, Japan. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees. The BlackRock organization invented the term trust in 1988 and has successfully managed four consecutive term trusts to returning principal on maturity.


                    PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Advisor and the Sub-Advisor are responsible for decisions to buy and sell securities for the Trust, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Trust invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Trust may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

     The Advisor and the Sub-Advisor are responsible for effecting securities transactions of the Trust and will do so in a manner deemed fair and reasonable to shareholders of the Trust and not according to any formula. The Advisor's and the Sub-Advisor's primary considerations in selecting the manner of executing securities transactions for the Trust will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Advisor or the Sub-Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. Consideration may also be given to the sale of shares of the Trust. However, it is not the policy of BlackRock, absent special circumstances, to pay higher commissions to a firm because it has supplied such research or other services.

     The Advisor and the Sub-Advisor are able to fulfill their obligation to furnish a continuous investment program to the Trust without receiving research or other information from brokers; however, each considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor and/or the Sub-Advisor, and does not reduce the Advisor's and/or the Sub-Advisor's normal research activities in rendering investment advice under the investment management agreement or the sub-investment advisory agreement. It is possible that the Advisor's and/or the Sub-Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

     One or more of the other investment companies or accounts which the Advisor and/or the Sub-Advisor manages may own from time to time some of the same investments as the Trust. Investment decisions for the Trust are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Trust. In other cases, however, the ability of the Trust to participate in volume transactions may produce better execution for the Trust. It is the opinion of the Trust's board of trustees that this advantage, when combined with the other benefits available due to the Advisor's or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

     It is not the Trust's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Trust will be approximately 100% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Trust costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.


                     ADDITIONAL INFORMATION CONCERNING
                     THE AUCTIONS FOR PREFERRED SHARES

General

     Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository with respect to each series of Preferred Shares. One certificate for all of the shares of each series will be registered in the name of The Bank of New York, as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of Preferred Shares contained in the Statement. The Trust will also issue stop-transfer instructions to the transfer agent for Preferred Shares. Prior to the commencement of the right of holders of Preferred Shares to elect a majority of the Trust's trustees, as described under "Description of Preferred Shares--Voting Rights" in the prospectus, The Bank of New York will be the holder of record of each series of Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

     DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in shares of Preferred Shares, whether for its own account or as a nominee for another person. Additional information concerning DTC and the DTC depository system is included as an Exhibit to the Registration Statement of which this statement of additional information forms a part.

Concerning the Auction Agent

     The auction agent will act as agent for the Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the auction agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Trust and the auction agent and will not be liable for any error of judgment made in good faith unless the auction agent was negligent in ascertaining the pertinent facts.

     The auction agent may rely upon, as evidence of the identities of the holders of Preferred Shares, the auction agent's registry of holders, the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Trust) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of Preferred Shares" in the prospectus and notices from the Trust. The auction agent is not required to accept any such notice for an auction unless it is received by the auction agent by 3:00 p.m., New York City time, on the business day preceding such auction.

     The auction agent may terminate its auction agency agreement with the Trust upon notice to the Trust on a date no earlier than 45 days after such notice. If the auction agent should resign, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the auction agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

Broker-Dealers

     The auction agent after each auction for shares of each series of Preferred Shares will pay to each Broker-Dealer, from funds provided by the Trust, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding a dividend period of less than one year, or a percentage agreed to by the Trust and the Broker-Dealers in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the series of Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the auction agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the auction or (ii) a submitted bid of a potential holder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

     The Trust may request the auction agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one
Broker-Dealer agreement is in effect after such termination.

     The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Trust) may submit orders in auctions for its own account, unless the Trust notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Trust may submit orders in auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that auction.


                        DESCRIPTION OF COMMON SHARES

     A description of the common shares is contained in the prospectus. The Trust intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


                        REPURCHASE OF COMMON SHARES

     The Trust is a closed-end management investment company and as such its shareholders will not have the right to cause the Trust to redeem their shares. Instead, the Trust's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end management investment company may frequently trade at prices lower than net asset value, the Trust's board of trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Trust to an open-end management investment company. The board of trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

     Notwithstanding the foregoing, at any time when the Trust's Preferred Shares are outstanding, the Trust may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Trust's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Trust will be borne by the Trust and will not reduce the stated consideration to be paid to tendering shareholders.

     Subject to its investment restrictions, the Trust may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Trust in anticipation of share repurchases or tenders will reduce the Trust's net income. Any share repurchase, tender offer or borrowing that might be approved by the Trust's board of trustees would have to comply with the Securities Exchange Act of 1934, as amended, the Investment Company Act and the rules and regulations thereunder.

     Although the decision to take action in response to a discount from net asset value will be made by the board of trustees at the time it considers such issue, it is the board's present policy, which may be changed by the board of trustees, not to authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Trust's status as a regulated investment company under the Code, (which would make the Trust a taxable entity, causing the Trust's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Trust) or as a registered closed-end management investment company under the Investment Company Act; (2) the Trust would not be able to liquidate portfolio securities in an orderly manner and consistent with the Trust's investment objectives and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Trust or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Trust or its shareholders if shares were repurchased. The board of trustees may in the future modify these conditions in light of experience.

     The repurchase by the Trust of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Trust's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Trust's shares may be the subject of repurchase or tender offers from time to time, or that the Trust may be converted to an open-end management investment company, may reduce any spread between market price and net asset value that might otherwise exist.

     In addition, a purchase by the Trust of its common shares will decrease the Trust's total assets which would likely have the effect of increasing the Trust's expense ratio. Any purchase by the Trust of its common shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

     Before deciding whether to take any action if the common shares trade below net asset value, the Trust's board of trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Trust's portfolio, the impact of any action that might be taken on the Trust or its shareholders and market considerations. Based on these considerations, even if the Trust's shares should trade at a discount, the board of trustees may determine that, in the interest of the Trust and its shareholders, no action should be taken.


                                TAX MATTERS

     The following is a description of certain Federal income tax consequences to a shareholder of acquiring, holding and disposing of common stock of the Trust. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

     The Trust intends to qualify under Subchapter M of the Code for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Trust must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to its shareholders. First, the Trust must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Trust must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Trust's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Trust and engaged in the same, similar or related trades or businesses.

     As a regulated investment company, the Trust will not be subject to Federal income tax on its income that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Trust may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Trust retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Trust retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to Federal income tax on long-term capital gains, (i) will be required to include in income for Federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (ii) will be entitled to credit their proportionate shares of the tax paid by the Trust against their Federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For Federal income tax purposes, the tax basis of shares owned by a shareholder of the Trust will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause
(ii) of the preceding sentence.

     Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

     Distributions by the Trust that do not constitute capital gain dividends or exempt-interest dividends (as defined below) will be taxable as ordinary income to the extent of the current or accumulated earnings and profits of the Trust and any excess over such earnings and profits will be treated first as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares and then as gain from the sale of his or her shares, as discussed below.

     If the Trust engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Trust, defer the Trust's losses, cause adjustments in the holding periods of the Trust's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to holders of common shares.

     Although there is a dividend reinvestment plan available, the tax status of your dividend is not affected by whether you reinvest your dividends or receive them in cash. In addition, although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Trust (and received by the holder of common shares) on December 31.

     The Trust intends to invest in sufficient tax-exempt municipal bonds to permit payment of "exempt-interest dividends" (as defined in the Code). Generally, exempt-interest dividends paid to holders of common shares retain their tax-exempt character and are not includable in the holder's gross income for Federal income tax purposes. However, exempt-interest dividends are included in determining what portion, if any, of a person's Social Security and railroad retirement benefits will be includable in gross income subject to Federal income tax and, as noted below, may generate a tax preference for alternative minimum tax purposes. In addition, the Trust may distribute "capital gains dividends" as defined in the Code. The Trust will not be taxed on such distributed gains and the shareholder will be taxed on the distribution at long term capital gains rates regardless of the shareholder's holding period.

     The Internal Revenue Service's position in a published revenue ruling indicates that the Trust is required to designate distributions paid with respect to its common shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Trust. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Trust dividends received by such class. Thus, the Trust will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the holders of the common shares and the holders of Preferred Shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

     Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. To the extent the Trust receives income treated as tax preference items for purposes of the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to holders of common shares to the extent that their tax liability is determined under the alternative minimum tax. The Trust will annually supply holders of common shares with reports indicating the amount and nature of all income distributed to them as well as the percentage of Trust income attributable to tax preference items subject to the alternative minimum tax.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Trust may invest a portion of its assets in municipal bonds subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. For corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Trust, are included in calculating adjusted current earnings. Accordingly, investment in the Trust could cause a holder of common shares to be subject to, or result in an increased liability under, the alternative minimum tax.

     Although exempt-interest dividends generally may be treated by holders of common shares as items of interest excluded from their gross income, each holder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a "substantial user," or a "related person" of a substantial user, of the facilities financed with respect to any of the tax-exempt obligations held by the Trust.

     The redemption, sale or exchange of common shares generally will result in capital gain or loss to the holders of common shares who hold their shares as capital assets. Generally, a shareholder's gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax-exempt interest income. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of 39.1%.*

     All or a portion of a sales charge paid in purchasing common shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such shares within 90 days after their purchase to the extent common shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of common shares if the shareholder purchases other common shares of the Trust (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to common shares of the Trust within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less (i) will be disallowed to the extent of any exempt-interest dividends received with respect to such common shares and, (ii) such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or credited as undistributed capital gain) with respect to such common shares.

     If you borrow money to invest in common shares of the Trust, you may not be able to deduct the interest with respect to that loan. Moreover, Trust shares may be treated as being financed by a loan even if the loan cannot be traced directly to the investment in such shares.

     In order to avoid a 4% Federal excise tax, the Trust must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Trust paid no Federal income tax. The Trust intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

     If in any year the Trust should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Trust would incur a regular corporate Federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for Federal income tax purposes to the extent of the Trust's earnings and profits.

     The Trust is required to withhold on certain dividends and other payments paid to non-corporate shareholders who have not furnished to the Trust their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld maybe credited against the shareholder's Federal income tax liability.

     The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Trust and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Trust transactions. Holders of common shares are advised to consult their own tax advisors for more detailed information concerning the Federal taxation of the Trust and the income tax consequences to its holders of common shares.


                                  EXPERTS

     The Statement of Net Assets of the Trust as of [ ] appearing in this Statement of Additional Information has been audited by [ ], independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. [ ], located at [ ], provides accounting and auditing services to the Trust.


                           ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.




                BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST

                    STATEMENT OF ASSETS AND LIABILITIES

                              [TO BE PROVIDED]




                        Independent Auditors' Report

The Board of Trustees and Shareholder of
BlackRock New York Municipal 2018 Term Trust

     We have audited the accompanying statement of assets and liabilities of BlackRock New York Municipal 2018 Term Trust (the "Trust") as of ______, 2001 and the related statement of operations and changes in net assets for the period _______, 2001 (date of inception) to _______, 2001. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements presents fairly, in all material respects, the financial position of the Trust at ______, 2001 and the results of its operations and changes in its net assets for the period then ended, in conformity with accounting principles generally accepted in the United States of America.



                                 APPENDIX A

                BLACKROCK NEW YORK MUNICIPAL 2018 TERM TRUST
                        STATEMENT OF PREFERENCES OF
                      MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                            ("PREFERRED SHARES")



     [To be provided.]



                                 APPENDIX B

                           RATINGS OF INVESTMENTS

     Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

     Long-Term Debt

     An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

            1. Likelihood of default-- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            2. Nature of and provisions of the obligation; and

            3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Investment Grade

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Speculative Grade Rating

     Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                          The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

     * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

     NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2                 Satisfactory capacity to pay principal and interest.

     SP-3 Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Commercial Paper

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only speculative capacity for timely payment.

     C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.-- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

     Municipal Bonds

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa                  Bonds which are rated Caa are of poor standing.
                          Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a ) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

     Short-Term Loans

     MIG                  1/VMIG 1 This designation denotes best quality.
                          There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

     MIG                  2/VMIG 2 This designation denotes high quality.
                          Margins of protection are ample although not so large as in the preceding group.

     MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

     MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     S.G.                 This designation denotes speculative quality.
                          Debt instruments in this category lack margins of protection.

     Commercial Paper

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

     -- Leading market positions in well-established industries.

     -- High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Fitch IBCA, Inc.-- A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

     Long-Term Credit Ratings

     Investment Grade

     AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA Very high credit quality. "AA " ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A High credit quality. "A " ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     Speculative Grade

     BB Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

     DDD, DD, and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

                          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

     Short-Term Credit Ratings

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C                   High default risk. Default is a real possibility.
                         Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D                   Default.  Denotes actual or imminent payment default.

     Notes:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F1."

     `NR' indicates that Fitch does not rate the issuer or issue in question.

     `Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced. Rating alert: Ratings are placed on Rating alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating alert is typically resolved over a relatively short period.


                                 APPENDIX C

                     GENERAL CHARACTERISTICS AND RISKS
                           OF HEDGING STRATEGIES

     In order to manage the risk of its securities portfolio, or to enhance income or gain as described in the prospectus, the Trust will engage in Additional Investment Management Techniques. The Trust will engage in such activities in the Advisor's or Sub-Advisor's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC. Certain Additional Investment Management Techniques may give rise to taxable income.

Put and Call Options on Securities and Indices

     The Trust may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Trust may also purchase and sell options on bond indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Trust's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Trust against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Trust will experience a loss in the amount of the option premium plus any related commissions. When the Trust sells put and call options, it receives a premium as the seller of the option. The premium that the Trust receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline be low the exercise price of the option, less the premium received on the sale of the option. The Trust is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

     The Trust's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Trust. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Trust and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Trust would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Trust must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

     The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

     Characteristics. The Trust may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Trust, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

     Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Trust will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in case of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

     Limitations on Use of Futures and Options on Futures. The Trust's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Trust currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies. The Trust may also engage in transactions in futures contracts or related options for non-hedging purposes to enhance income or gain provided that the Trust will not enter into a futures contract or related option (except for closing transactions) for purposes other than bona fide hedging, or risk management including duration management if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Trust's liquidation value, i.e., net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash equivalents will be maintained and marked to market on a daily basis in an amount equal to the market value of the contract. The Trust reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

     Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars, short sales, reverse repurchase agreements and dollar rolls, and listed or OTC options on securities, indices and futures contracts sold by the Trust are generally subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Trust does not hold the security or futures contract underlying the instrument, the T rust will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid high grade debt obligations in an amount at least equal to the Trust's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Trust maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged create the possibility that losses on the hedge may be greater than gains in the value of the Trust's position. The same is true for such instruments entered into for income or gain. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Trust may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Trust to successfully utilize Additional Investment Management Techniques will depend on the Advisor's and the Sub-Advisor's ability to predict pertinent market movements and sufficient correlations, which cannot be assured. Finally, the daily deposit requirements in futures contracts that the Trust has sold create an on going greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.



                                   PART C

                             OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(1) Financial Statements

     Part A--None.

     Part B--To be filed by Amendment.

(2)      Exhibits

     (a)       Amended and Restated Agreement and Declaration of Trust.3

     (b)       By-Laws.1

     (c)       Inapplicable.

     (d) Statement of Preferences of Municipal Auction Rate Cumulative Preferred Shares.5

     (e)       Dividend Reinvestment Plan.3

     (f)       Inapplicable.

     (g)(1)    Investment Management Agreement.3

     (g)(2)    Sub-Investment Advisory Agreement.3

     (h)       Form of Purchase Agreement.5

     (i)       Form of Deferred Compensation Plan for Independent Trustees.3

     (j)       Custodian Agreement.4

     (k)(1)    Transfer Agency Agreement.3

     (k)(2)    Form of Auction Agency Agreeement.5

     (k)(3)    Form of Broker-Dealer Agreement.5

     (k)(4)    Form of DTC Agreement.5

     (l)       Opinion and Consent of Counsel to the Trust.5

     (m)       Inapplicable.

     (n)       Consent of Independent Public Accountants.5

     (o)       Inapplicable.

     (p)       Initial Subscription Agreement.3

     (q)       Inapplicable.

     (r)(1)    Code of Ethics of Trust.3

     (r)(2)    Code of Ethics of Advisor and Sub-Advisor.3

     (s)       Powers of Attorney2
-------
1    Previously filed in the initial filing on September 18, 2001.
2 Previously filed with Pre-Effective Amendment No. 1 to the Registration Statement of the
     Common Shares on September 27, 2001.
3 Previously filed with Pre-Effective Amendment No. 2 to the Registration Statement of the Common Shares on October 25, 2001.
4    Filed herewith.
5    To be filed by Amendment.


Item 25. Marketing Arrangements

     Reference is made to the Form of Purchase Agreement for the Registrant's Preferred Shares of beneficial interest filed herewith.

Item 26. Other Expenses of Issuance and Distribution

     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

          Registration fees................................................. *
          New York Stock Exchange listing fee............................... 0
          Printing (other than certificates)................................ *
          Engraving and printing certificates............................... 0
          Accounting fees and expenses...................................... *
          Legal fees and expenses........................................... *
          NASD fee.......................................................... *
          Miscellaneous..................................................... *
            Total........................................................... *
---------
*     To be firnished by amendment.

Item 27. Persons Controlled by or under Common Control with the Registrant

     None.

Item 28. Number of Holders of Common Shares

                                                                   Number of
          Title of Class                                        Record Holders
          --------------                                        --------------
          Common Shares of Beneficial Interest...................... [    ]
          Preferred Shares..........................................    0

Item 29. Indemnification

     Article V of the Registrant's Agreement and Declaration of Trust, as amended and restated, provides as follows:

     5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

     5.2 Mandatory Indemnification. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

     (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

     5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

     5.4 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

     5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Section 6 of the purchase agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30. Business and Other Connections of Investment Advisor

     Not Applicable

Item 31. Location of Accounts and Records

     The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, and EquiServe Trust Company, N.A., the Registrant's Transfer Agent and Dividend Disbursing Agent.

Item 32. Management Services

     Not Applicable

Item 33. Undertakings

     (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     (2) Not applicable

     (3) Not applicable

     (4) Not applicable

     (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497
(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

     (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

     (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 31st day of October, 2001.

                                        /s/ RALPH L. SCHLOSSTEIN
                                      -----------------------------
                                           Ralph L. Schlosstein
                               Trustee, President, Chief Executive Officer and
                                         Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities set forth below on the 31st day of October, 2001.

                Name                                   Title
                ----                                   -----

      /s/ Ralph L. Schlosstein                 Trustee, President,
-----------------------------------            Chief Executive Officer and
        Ralph L. Schlosstein                   Chief Financial Officer


                  *                            Trustee
-----------------------------------
           Andrew Brimmer

                  *                            Trustee
-----------------------------------
         Richard E. Cavanagh

                  *                            Trustee
-----------------------------------
             Kent Dixon

                  *                            Trustee
-----------------------------------
          Frank J. Fabozzi

                  *                            Trustee
-----------------------------------
          Laurence D. Fink

                  *                            Trustee
-----------------------------------
    James Clayburn La Force, Jr.

                  *                            Trustee
-----------------------------------
           Walter Mondale


     * By      /s/ Ralph L. Schlosstein
         -----------------------------------
                 Ralph L. Schlosstein
                   Attorney-in-fact

Index to Exhibits

     (j) Custodian Contract

--------

* The Economic Growth and Tax Relief Reconciliation Act of 2001, effective for taxable years beginning after December 31, 2000, creates a new 10 percent income tax bracket and reduces the tax rate applicable to ordinary income over a six year phase-in period. Beginning in taxable year 2006, ordinary income will be subject to a 35% maximum rate.